WACHOVIA MORTGAGE LOAN TRUST, LLC,

as Depositor,

U.S. BANK NATIONAL ASSOCIATION,

as Master Servicer and Certificate Administrator,

NATIONAL CITY MORTGAGE CO. and WELLS FARGO BANK, N.A.

as Servicers,

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as Trustee

POOLING AND SERVICING AGREEMENT

Dated May 25, 2006

_______________________

Mortgage Pass-Through Certificates

Series 2006-A

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(continued)

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(continued)

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(continued)

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(continued)

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APPENDICES
Appendix 1	Calculation of Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts
EXHIBITS
Exhibit A-1	Form of Class A Certificate
Exhibit A-2	Form of Class A-R Certificate
Exhibit B	Form of Class B-1, Class B-2 and Class B-3 Certificate
Exhibit C	Form of Class B-4, Class B-5 and Class B-6 Certificate
Exhibit D-1	Mortgage Loan Schedule (Loan Group 1)
Exhibit D-2	Mortgage Loan Schedule (Loan Group 2)
Exhibit D-3	Mortgage Loan Schedule (Loan Group 3)
Exhibit D-4	Mortgage Loan Schedule (Loan Group 4)
Exhibit E	Form of Request for Release of Documents
Exhibit F	Form of Certification of Establishment of Account
Exhibit G-1	Form of Transferor’s Certificate
Exhibit G-2A	Form 1 of Transferee’s Certificate
Exhibit G-2B	Form 2 of Transferee’s Certificate
Exhibit H	Form of Transferee Representation Letter for ERISA Restricted Certificates
Exhibit I-1	Form of Affidavit Regarding Transfer of Residual Certificates
Exhibit I-2	Form of Transferor Certificate Regarding Transfer of Residual Certificates
Exhibit J	[Reserved]
Exhibit K	[Reserved]
Exhibit L	[Reserved]
Exhibit M	Form of Lost Note Affidavit
Exhibit N	Form of Custodial Agreement
Exhibit O	Form of Initial Certification
Exhibit P	Form of Final Certification
Exhibit Q	Form of 10-K Certification
Exhibit R	Relevant Servicing Criteria
Exhibit S	Additional Form 10-D Disclosure
Exhibit T	Form of Distribution Date Statement
Exhibit U	Additional Disclosure Notification
Exhibit V	Additional Form 10-K Disclosure
Exhibit U	Form of Servicer's Certificate

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POOLING AND SERVICING AGREEMENT

THIS POOLING AND SERVICING AGREEMENT, dated May 25, 2006, is hereby executed by and among WACHOVIA MORTGAGE LOAN TRUST, LLC, as Depositor, U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as Master Servicer and Certificate Administrator, NATIONAL CITY MORTGAGE CO. (“National City”), as a Servicer, WELLS FARGO BANK, N.A. (“Wells Fargo”), as a Servicer, and HSBC BANK, USA, as Trustee.

W I T N E S S E T H  T H A T:

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Servicers, the Certificate Administrator and the Trustee agree as follows:

PRELIMINARY STATEMENT

In exchange for the Certificates, the Depositor will convey the Trust Estate to the Trustee and create the Trust.

Lower-Tier REMIC

As provided herein, the Certificate Administrator, on behalf of the Trustee, will make an election to treat the entire segregated pool of assets described in the definition of Trust Estate (including the Mortgage Loans), and subject to this Agreement, as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes and such segregated pool of assets will be designated as the “Lower-Tier REMIC.” Component I of the Class 1-A-R Certificates will represent ownership of the sole class of “residual interests” in the Lower-Tier REMIC for purposes of the REMIC Provisions (as defined herein).

The following table irrevocably sets forth the designation, Uncertificated Pass-Through Rate and initial Uncertificated Principal Balance for each of the “regular interests” in the Lower-Tier REMIC (the “Uncertificated Lower-Tier Regular Interests”) and the designation, Pass-Through Rate and initial Class Certificate Balance of Component I of the Class 1-A-R Certificates. None of the Uncertificated Lower-Tier Regular Interests will be certificated. Solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the Uncertificated Lower-Tier Regular Interests and Component I of the Class 1-A-R Certificates shall be the REMIC Certificate Maturity Date.

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Designation	Uncertificated Pass-Through Rate (or Pass-Through Rate)	Initial Uncertificated Principal Balance (or Initial Class Certificate Balance)
Y-1	Variable(1)	$_________
Y-2	Variable(1)	$_________
Y-3	Variable(1)	$_________
Y-4	Variable(1)	$_________
Z-1	Variable(1)	$_________
Z-2	Variable(1)	$_________
Z-3	Variable(1)	$_________
Z-4	Variable(1)	$_________
Component I of the Class 1-A-R	Variable(2)	$100.00

(1) Calculated in accordance with the definition of “Uncertificated Pass-Through Rate” herein.

(2) For each Distribution Date, interest will accrue on Component I of the Class 1-A-R Certificates at a per annum rate equal to the Net WAC for the Group 1 Mortgage Loans.

Upper-Tier REMIC

A segregated pool of assets consisting of the Uncertificated Lower-Tier Regular Interests will be designated as the “Upper-Tier REMIC” and the Certificate Administrator will make a separate REMIC election with respect thereto. Each of the Certificates (other than the Class 1-A-R Certificates) will be “regular interests” in the Upper-Tier REMIC (referred to collectively as the “Regular Certificates”) and Component II of the Class 1-A-R Certificates will represent ownership of the sole class of “residual interests” in the Upper-Tier REMIC for purposes of the REMIC Provisions. Solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date,” for each of the Regular Certificates and Component II of the Class 1-A-R Certificates shall be the REMIC Certificate Maturity Date. The Certificates and the Uncertificated Lower-Tier Regular Interests will represent the entire beneficial ownership interest in the Trust.

The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

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Classes	Initial Class Certificate Balance	Pass-Through Rate	Minimum Denomination	Integral Multiples In Excess Of Minimum
Class 1-A-1	$30,383,000.00	(1)	$ 10,000	$1
Class 1-A-2	$1,144,000.00	(1)	$ 10,000	$1
Component II of Class 1-A-R	$0.00	(1)	(6)	N/A
Class 2-A-1	$81,948,000.00	(2)	$ 10,000	$1
Class 2-A-2	$3,085,000.00	(2)	$ 10,000	$1
Class 3-A-1	$209,427,000.00	(3)	$ 10,000	$1
Class 3-A-2	$7,882,000.00	(3)	$ 10,000	$1
Class 4-A-1	$55,443,000.00	(4)	$ 10,000	$1
Class 4-A-2	$2,087,000.00	(4)	$ 10,000	$1
Class B-1	$6,896,000.00	(5)	$ 10,000	$1
Class B-2	$2,433,000.00	(5)	$ 10,000	$1
Class B-3	$1,825,000.00	(5)	$ 10,000	$1
Class B-4	$1,216,000.00	(5)	$ 10,000	$1
Class B-5	$1,013,000.00	(5)	$ 10,000	$1
Class B-6	$814,083.31	(5)	$ 10,000	$1

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(1)          For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 1 Mortgage Loans.

(2)          For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 2 Mortgage Loans.

(3)          For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 3 Mortgage Loans.

(4)          For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 4 Mortgage Loans.

(5)          For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to Net WAC for Mortgage Loans in all Loan Groups, weighted on the basis of the aggregate Stated Principal Balances of the Mortgage Loans in each Loan Group on the Due Date in the month preceding the month of such Distribution Date minus the Class Certificate Balance of the related Classes of Class A Certificates.

(6)          Other than the 0.01% Percentage Interest in the Class 1-A-R Certificates to be held by the Seller, the minimum denomination of the Class 1-A-R Certificates will be 20% of the Percentage Interest of the Class 1-A-R Certificates.

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ARTICLE I

DEFINITIONS

Section 1.01      Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

1933 Act: The Securities Act of 1933, as amended and the rules and regulations thereunder.

1934 Act: The Securities 1934 Act of 1934, as amended, and the rules and regulations thereunder.

Accepted Master Servicing Practices: With respect to any Mortgage Loan, those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer).

Accountant’s Attestation: The attestation required from an Accountant pursuant to Section 12.08.

Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month’s interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

Additional Disclosure Notification: As defined in Section 12.02.

Additional Form 10-D Disclosure: As defined in Section 12.02.

Additional Form 10-K Disclosure: As defined in Section 12.03.

Additional Servicer: Each Affiliate of each Servicer that Services any of the Mortgage Loans and each Person who is not an Affiliate of any Servicer who Services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to the delivered). For clarification purposes, the Master Servicer and the Certificate Administrator are Additional Servicers.

Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-Off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-Off Date through the end of

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the month preceding such Distribution Date and (iii) any amounts capitalized as a result of modifications to such Mortgage Loans pursuant to Section 3.21.

Advance: A Periodic Advance or a Servicing Advance.

Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative to the foregoing.

Aggregate Subordinate Percentage: As to any Distribution Date, the aggregate Class Certificate Balance of the Subordinate Certificates divided by the aggregate Pool Stated Principal Balance for all Loan Groups.

Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the related Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor’s obligation to keep a Primary Insurance Policy in force.

Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the assignment of the Mortgage.

Authenticating Agents: As defined in Section 9.10.

Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of Delaware, the State of Maryland, the State of New York, each state in which the servicing office of a Servicer is located

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or the states in which the Corporate Trust Offices of the Certificate Administrator and the Trustee are located are required or authorized by law or executive order to be closed.

Certificate: Any of the Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2006-A that are issued pursuant to this Agreement.

Certificate Account: The separate Eligible Account created and maintained by the Certificate Administrator pursuant to Section 3.08(i) in the name of the Trustee, for the benefit of the Certificateholders and designated “HSBC Bank USA, National Association, in trust for registered holders of Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2006-A.” Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Certificate Administrator: U.S. Bank National Association, and its successors-in-interest and, if a successor certificate administrator is appointed hereunder, such successor, as certificate administrator.

Certificate Balance: With respect to any Certificate at any date, the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

Certificate Register: The register maintained pursuant to Section 6.02.

Certificate Registrar: The registrar appointed pursuant to Section 6.02.

Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, either Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, provided that none of the Certificate Registrar, the Certificate Administrator, or the Trustee shall be responsible for knowing that any Certificate is registered in the name of such an affiliate unless a Responsible Officer of any such party has actual knowledge.

Certification Parties: As defined in Section 12.09.

Certification Person: As defined in Section 12.09.

Class: The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

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Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2 Certificates.

Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Class 1-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 1-A-2 Certificates would be reduced as a result of the allocation of any Realized Loss pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 2-A-2 Certificates would be reduced as a result of the allocation of any Realized Loss pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 3-A-2 Certificates would be reduced as a result of the allocation of any Realized Loss pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

Class 4-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 4-A-2 Certificates would be reduced as a result of the allocation of any Realized Loss pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b), plus the amount of any Subsequent Recoveries added to the Class Certificate Balance of such Class pursuant to Section 5.03(f).

Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of “Interest Distribution Amount.”

Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of “Interest Distribution Amount.”

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Closing Date: May 25, 2006.

Code: The Internal Revenue Code of 1986, as amended.

Collection Account: The separate Eligible Account created and maintained by the Master Servicer pursuant to Section 3.08(f) in the name of the Trustee, for the benefit of the Certificateholders and designated “HSBC Bank USA, National Association, in trust for registered holders of Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2006-A.” Funds in the Collection Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Commission: The United States Securities and Exchange Commission.

Compensating Interest: As defined in Section 3.17.

Co-op Shares: Shares issued by private non-profit housing corporations.

Corporate Trust Office: With respect to the Certificate Administrator, for purposes of transfers and exchanges and for presentment and surrender of the Certificates for final payment, 60 Livingston Ave., St. Paul, MN 55107-2292, Attention: Bond Drop Window, and for all other purposes, 60 Livingston Ave., EP-MN-WS3D, St. Paul, MN 55107-2292, Attention: WMLT Series 2006-A. With respect to the Trustee, the principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 452 Fifth Avenue, New York, NY 10018, Attention: Corporate Trust.

Custodial Agreement: The Custodial Agreement, dated as of May 25, 2006, among the Depositor, the Custodian, the Master Servicer, the Servicers and the Trustee, which is attached hereto as Exhibit N, as the same may be amended or modified from time to time in accordance with the terms thereof.

Custodian: U.S. Bank, National Association, or its successor in interest under the Custodial Agreement.

Customary Servicing Procedures: With respect to a Servicer, procedures (including collection procedures) that such Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

Cut-Off Date: May 1, 2006

Cut-Off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans in such Loan Group which is $32,670,536.12 for Loan Group 1, $88,117,825.14 for Loan Group 2, $225,190,820.69 for Loan Group 3 and $59,617,001.36 for Loan Group 4.

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Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a case initiated by or against the related Mortgagor under the United States Bankruptcy Code, as amended (Title 11, U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer servicing such Mortgage Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect immediately prior to such bankruptcy case or (2) Monthly Payments are being advanced by such Servicer in accordance with the terms of such Mortgage Loan as in effect immediately prior to such bankruptcy case.

Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

Defaulted Mortgage Loan: Any Mortgage Loan as to which (i) any payment, or part thereof, remains unpaid for 90 days or more after the original due date for such payment, (ii) the related Mortgagor is subject to any bankruptcy or insolvency proceeding, (iii) the related Mortgaged Property has been foreclosed, sold pursuant to a power of sale or trustee’s sale or repossessed, or proceedings for foreclosure, sale or repossession have been commenced or (iv) the Servicer servicing such Mortgage Loan has determined, consistent with its Customary Servicing Procedures, that such Mortgage Loan is not collectible and should be written off in whole or in part.

Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the value of the related Mortgaged Property established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a case initiated by or against the related Mortgagor under the United States Bankruptcy Code, as amended (Title 11, U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer servicing such Mortgage Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect immediately prior to such bankruptcy case or (2) Monthly Payments are being advanced by such Servicer in accordance with the terms of such Mortgage Loan as in effect immediately prior to such bankruptcy case.

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Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

Definitive Certificates: As defined in Section 6.02(c)(iii).

Depositor: Wachovia Mortgage Loan Trust, LLC, a Delaware limited liability company, or its successor in interest, as depositor under this Agreement.

Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102 of the New York Uniform Commercial Code.

Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

Distribution Date: The 20th day of each month beginning in June 2006 (or, if such day is not a Business Day, the next Business Day).

Distribution Date Statement: As defined in Section 5.04(b).

Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

Eligible Account: Any of (i) a federal or state chartered depository institution the short-term unsecured debt obligations of which (or, in the case of a depository institution that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, (ii) an account or accounts in a depository institution in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Certificate Administrator and the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution in which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the institutions acting as Certificate Administrator, Master Servicer or Trustee.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

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ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

Escrow Account: As defined in Section 3.09.

Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

Event of Default: As defined in Section 8.01.

Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the related Servicer as Nonrecoverable Advances with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

Financial Market Service: Bloomberg Financial Service or any other financial information provider designated by the Depositor by written notice to the Certificate Administrator.

FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

Fitch: Fitch Ratings, and its successors in interest.

FNMA: Fannie Mae, or any successor thereto.

Form 8-K Disclosure Information: As defined in Section 12.04.

Fractional Interest: As defined in Section 5.02(d).

Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the “Gross Margin,”

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which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Initial Cap, the Periodic Cap and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

Group: Any of Group 1, Group 2, Group 3 or Group 4.

Group 1: The Group 1-A Certificates.

Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

Group 2: The Group 2-A Certificates.

Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

Group 3: The Group 3-A Certificates.

Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

Group 4: The Group 4-A Certificates.

Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

Group 1-A Certificates: The Class 1-A-1, Class 1-A-2 and Class 1-A-R Certificates.

Group 2-A Certificates: The Class 2-A-1 and Class 2-A-2 Certificates.

Group 3-A Certificates: The Class 3-A-1 Certificates and Class 3-A-2 Certificates.

Group 4-A Certificates: The Class 4-A-1 Certificates and Class 4-A-2 Certificates.

Group Subordinate Amount: With respect to any Distribution Date and any Loan Group, the excess of the Pool Stated Principal Balance for such Loan Group over the aggregate Class Certificate Balance of the Senior Certificates of the Related Group immediately prior to such date.

Holder: A Certificateholder.

Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor, the Certificate Administrator, the Master Servicer and each Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Certificate Administrator, the Master Servicer, either Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Master Servicer or either Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

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Index: As to any Group 1 Mortgage Loan, Group 2 Mortgage Loan or Group 4 Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year or six month U.S. Dollar-denominated deposits, as applicable and in accordance with the related Mortgage Note, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) forty-five days before the applicable Rate Adjustment Date or, in the event that such index is no longer available, a substitute index selected by National City, as the applicable Servicer, in accordance with the terms of the related Mortgage Note. As to any Group 3 Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as reported by the Federal Reserve Board in statistical Release No. H.15(519), as most recently available either (i) as of the date forty-five days, thirty-five days or thirty days prior to the Rate Adjustment Date or (ii) on the Rate Adjustment Date as published in the place specified in the related Mortgage Note and as made available as of the date specified in the related Mortgage Note or, in the event that such index is no longer available, a substitute index selected by Wells Fargo, as the applicable Servicer, in accordance with the terms of the related Mortgage Note.

Initial Cap: For each Mortgage Loan, the applicable limit on the adjustment of the Mortgage Interest Rate for the initial Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Accrual Period: As to any Distribution Date and each Class of Certificates, the immediately preceding calendar month.

Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

Lifetime Cap: As to any Mortgage Loan, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

Liquidated Mortgage Loan: With respect to any Distribution Date, a Defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month

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preceding the month of such Distribution Date and as to which the related Servicer or the Master Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of Defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Master Servicing Fees and Advances.

Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4.

Loan Group 1: The Group 1 Mortgage Loans.

Loan Group 2: The Group 2 Mortgage Loans.

Loan Group 3: The Group 3 Mortgage Loans.

Loan Group 4: The Group 4 Mortgage Loans.

Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note, if available, and indemnifying the Depositor and its assignees against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit M hereto.

Lower-Tier Distribution Amount: For any Distribution Date, the Pool Distribution Amount for each Loan Group shall be deemed distributed to the Upper-Tier REMIC, as the holder of the Uncertificated Lower-Tier Regular Interests, and to Holders of the Class 1-A-R Certificates in respect of Component I thereof, in the following amounts and priority:

(a)           To the extent of the Pool Distribution Amount for Loan Group 1:

(i)           first, to Uncertificated Lower-Tier Regular Interests Y-1 and Z-1, concurrently, the Uncertificated Accrued Interest for such regular interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

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(ii)          second, to Uncertificated Lower-Tier Regular Interests Y-1 and Z-1, concurrently, the Uncertificated Accrued Interest for such regular interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)        third, to Uncertificated Lower-Tier Regular Interests Y-1 and Z-1, the Uncertificated Lower-Tier Regular Interest Y-1 Principal Distribution Amount and the Uncertificated Lower-Tier Regular Interest Z-1 Principal Distribution Amount, respectively;

(b)           To the extent of the Pool Distribution Amount for Loan Group 2:

(i)           first, to Uncertificated Lower-Tier Regular Interests Y-2 and Z-2, concurrently, the Uncertificated Accrued Interest for such regular interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)          second, to Uncertificated Lower-Tier Regular Interests Y-2 and Z-2, concurrently, the Uncertificated Accrued Interest for such regular interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)        third, to Uncertificated Lower-Tier Regular Interests Y-2 and Z-2, the Uncertificated Lower-Tier Regular Interest Y-2 Principal Distribution Amount and the Uncertificated Lower-Tier Regular Interest Z-2 Principal Distribution Amount, respectively;

(c)           To the extent of the Pool Distribution Amount for Loan Group 3:

(i)           first, to Uncertificated Lower-Tier Regular Interests Y-3 and Z-3, concurrently, the Uncertificated Accrued Interest for such regular interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)          second, to Uncertificated Lower-Tier Regular Interests Y-3 and Z-3, concurrently, the Uncertificated Accrued Interest for such regular interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)        third, to Uncertificated Lower-Tier Regular Interests Y-3 and Z-3, the Uncertificated Lower-Tier Regular Interest Y-3 Principal Distribution Amount and the Uncertificated Lower-Tier Regular Interest Z-3 Principal Distribution Amount, respectively;

(d)           To the extent of the Pool Distribution Amount for Loan Group 4:

(i)           first, to Uncertificated Lower-Tier Regular Interests Y-4 and Z-4, concurrently, the Uncertificated Accrued Interest for such regular interests remaining

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unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii)          second, to Uncertificated Lower-Tier Regular Interests Y-4 and Z-4, concurrently, the Uncertificated Accrued Interest for such regular interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii)        third, to Uncertificated Lower-Tier Regular Interests Y-4 and Z-4, the Uncertificated Lower-Tier Regular Interest Y-4 Principal Distribution Amount and the Uncertificated Lower-Tier Regular Interest Z-4 Principal Distribution Amount, respectively; and

(e)          To the extent of the Pool Distribution Amount for each Loan Group for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) through (d) of this definition of “Lower-Tier Distribution Amount”:

(i)           first, to each of the Uncertificated Lower-Tier Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such regular interests; provided, however, that any amounts distributed pursuant to this paragraph (e)(i) of this definition of “Lower-Tier Distribution Amount” shall not cause a reduction in the Uncertificated Principal Balances of any of the Uncertificated Lower-Tier Regular Interests; and

(ii)          second, to the Class 1-A-R Certificates in respect of Component I thereof, any remaining amount.

Lower-Tier Realized Losses: Realized Losses on each Loan Group shall be allocated to the Uncertificated Lower-Tier Regular Interests as follows: (1) the interest portion of Realized Losses on Group 1 Mortgage Loans, if any, shall be allocated among Uncertificated Lower-Tier Regular Interests Y-1 and Z-1 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (2) the interest portion of Realized Losses on Group 2 Mortgage Loans, if any, shall be allocated among Uncertificated Lower-Tier Regular Interests Y-2 and Z-2 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (3) the interest portion of Realized Losses on Group 3 Mortgage Loans, if any, shall be allocated among Uncertificated Lower-Tier Regular Interests Y-3 and Z-3 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and (4) the interest portion of Realized Losses on Group 4 Mortgage Loans, if any, shall be allocated among Uncertificated Lower-Tier Regular Interests Y-4 and Z-4 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to each Loan Group shall be allocated to the Uncertificated Lower-Tier Regular Interests as follows: (1) the principal portion of Realized Losses on Group 1 Mortgage Loans shall be allocated, first, to Uncertificated Lower-Tier Regular Interest Y-1 to the extent of the Uncertificated Lower-Tier Regular Interest Y-1 Principal Reduction Amount in reduction of

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the Uncertificated Principal Balance of such regular interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to Uncertificated Lower-Tier Regular Interest Z-1 in reduction of the Uncertificated Principal Balance thereof; (2) the principal portion of Realized Losses on Group 2 Mortgage Loans shall be allocated, first, to Uncertificated Lower-Tier Regular Interest Y-2 to the extent of the Uncertificated Lower-Tier Regular Interest Y-2 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such regular interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to Uncertificated Lower-Tier Regular Interest Z-2 in reduction of the Uncertificated Principal Balance thereof; (3) the principal portion of Realized Losses on Group 3 Mortgage Loans shall be allocated, first, to Uncertificated Lower-Tier Regular Interest Y-3 to the extent of the Uncertificated Lower-Tier Regular Interest Y-3 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such regular interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to Uncertificated Lower-Tier Regular Interest Z-3 in reduction of the Uncertificated Principal Balance thereof; and (4) the principal portion of Realized Losses on Group 4 Mortgage Loans shall be allocated, first, to Uncertificated Lower-Tier Regular Interest Y-4 to the extent of the Uncertificated Lower-Tier Regular Interest Y-4 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such regular interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to Uncertificated Lower-Tier Regular Interest Z-4 in reduction of the Uncertificated Principal Balance thereof.

Lower-Tier REMIC: As defined in the Preliminary Statement.

Master Servicer: As of the Closing Date, U.S. Bank National Association and, thereafter, its respective successors in interest that meet the qualifications as Master Servicer pursuant to this Agreement.

Master Servicing Fee: With respect to each Loan Group and Distribution Date, a fee in an amount equal to one-twelfth of the product of the Master Servicing Fee Rate and the Pool Stated Principal Balance.

Master Servicing Fee Rate: 0.0125% per annum.

MERS: As defined in Section 2.01(b)(iii).

Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction, Deficient Valuation or Relief Act Reduction that affects the amount of the monthly payment due on such Mortgage Loan.

Moody’s: Moody’s Investors Service, Inc. or any successor thereto.

Mortgage: The mortgage, deed of trust or other instrument creating a lien on a Mortgaged Property securing a Mortgage Note or creating a lien on a leasehold interest.

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Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Initial Cap, the Periodic Cap and the Lifetime Cap applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated May 25, 2006, between Wachovia Bank, National Association, as seller, and the Depositor, as purchaser.

Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the applicable Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) attached hereto as Exhibit D-1, Exhibit D-2, Exhibit D-3 and Exhibit D-4. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio as of the Cut-off Date; (vi) the Mortgage Interest Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Initial Cap; (xix) the Periodic Cap; (xx) the Gross Margin; and (xxi) the closing date of such Mortgage Loan. With respect to the Mortgage Loans in each Loan Group in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

Mortgage Loans: The mortgage loans identified in the Mortgage Loan Schedule.

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Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

Mortgagor: The obligor on a Mortgage Note.

National City: As defined in the recitals hereto.

National City Mortgage Loans: The Mortgage Loans serviced by National City or any successor thereto as a Servicer hereunder.

Net Mortgage Interest Rate: As to any Mortgage Loan and any Distribution Date, such Mortgage Loan’s Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Master Servicing Fee Rate.

Net WAC: As to any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in such Loan Group (based on Stated Principal Balances of the Mortgage Loans in such Loan Group on the Due Date in the month preceding the month of such Distribution Date).

Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

Non-U.S. Person: A Person other than a U.S. Person.

Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Master Servicer or the Servicer servicing such Mortgage Loan, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

Officer’s Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor, the Master Servicer or a Servicer, as the case may be.

Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee or acceptable to the Certificate Administrator if such opinion is delivered to the Certificate Administrator, who may be counsel for the Depositor, the Master Servicer or a Servicer, except that any opinion of counsel relating to the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

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Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

Class B-1	[•]%
Class B-2	[•]%
Class B-3	[•]%
Class B-4	[•]%
Class B-5	[•]%
Class B-6	[•]%

Original Subordinate Certificate Balance: $14,197,083.41.

OTS: The Office of Thrift Supervision.

Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth in the Preliminary Statement.

PCAOB: The Public Company Accounting Oversight Board.

Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

Periodic Advance: The payment required to be made by a Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee for such Servicer) on the Mortgage Loans serviced by such Servicer (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that such Servicer has determined would constitute a Nonrecoverable Advance if advanced.

Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date (other than the initial Rate Adjustment Date) specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

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Permitted Investments: One or more of the following:

(i)           obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

(ii)          repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than “A-1+” by S&P, “F-1” by Fitch and “P-1” by Moody’s;

(iii)        federal funds, certificates of deposit, demand deposits, time deposits and bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution incorporated under the laws of the United States or any state thereof, rated not lower than “A-1+” by S&P, “F-1” by Fitch and “P-1” by Moody’s;

(iv)         commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than “A-1+” by S&P, “F-1” by Fitch and “P-1” by Moody’s;

(v)          investments in money market funds (including funds of the institutions acting as Trustee, Master Servicer, Certificate Administrator or their affiliates, or funds for which an affiliate of the institutions acting as Trustee, Master Servicer or Certificate Administrator acts as advisor, as well as funds for which the institutions acting as Trustee, Master Servicer or Certificate Administrator and its respective affiliates may receive compensation) rated either “AAA” by S&P, “AAA” by Fitch and “Aaa” by Moody’s or otherwise approved in writing by each Rating Agency; and

(vi)         other obligations or securities that are acceptable to each Rating Agency (but which, in no event, are rated below the top two rating categories by each Rating Agency) and, as evidenced by an Opinion of Counsel obtained by the Servicers, will not affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying

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such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers’ cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) a U.S. Person with respect to whom income is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other Person and (vi) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms “United States,” “State” and “international organization” shall have the meanings set forth in Code Section 7701 or successor provisions.

Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity or organization, whether or not a legal entity.

Physical Certificates: The Class 1-A-R, Class B-4, Class B-5 and Class B-6 Certificates.

Plan: As defined in Section 6.02(e).

Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee for the Servicer of such Loan Group) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by such Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii), or any Periodic Advances or payments of Compensating Interest deposited by the Master Servicer in the Collection Account pursuant to Section 3.08(f)(ii); (ii) all Liquidation Proceeds and Insurance Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the applicable Servicer Custodial Account pursuant to Section 3.08(b)(iii) or to the Collection Account pursuant to Section 3.08(f)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the applicable Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); (v) any other amounts in the applicable Servicer Custodial Account

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deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii), and any other amounts in the Collection Account deposited therein pursuant to Sections 3.08(f)(iv), (v) or (vi), in respect of such Distribution Date and such Loan Group; and (vi) any Subsequent Recovery with respect to such Distribution Date over (b) any (i) amounts permitted to be withdrawn from the applicable Servicer Custodial Account pursuant to clauses (i) through (ix), inclusive, of Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the Collection Account pursuant to Section 3.11(b) in respect of such Loan Group; provided that any amounts withdrawn pursuant to clauses (iii) and (vii) of Section 3.11(a) and clauses (ii) and (v) of Section 3.11(b) shall be allocated in reduction of the Pool Distribution Amount for each Loan Group on a pro rata basis in accordance with the Pool Stated Principal Balances for such Distribution Date.

Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month’s interest at the related Mortgage Interest Rate (net of the Servicing Fee for the Servicer servicing such Mortgage Loan) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

Principal Amount: As to any Distribution Date and a Loan Group, the sum of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the principal portion of the Repurchase Price of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date, (f) any Subsequent Recoveries received by the Servicers during the calendar month preceding the month of such Distribution Date, and (g) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date

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and is not accompanied by an amount of interest representing scheduled interest due on any date in any month subsequent to the month of prepayment.

Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. Solely with respect to Unscheduled Principal Payments, the Pro Rata Share of a Restricted Class shall be 0%. The Pro Rata Share of a Class of Subordinate Certificates may be computed for each of clause (i) and clause (ii) of the definition of “Subordinate Principal Distribution Amount” in the event the Restricted Classes differ with respect to each clause.

Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

Rating Agency: Each of S&P and Fitch. If any such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Certificate Administrator and the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, as reported by the related Servicer to the Certificate Administrator, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the

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Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. In addition, to the extent the applicable Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Class Certificate Balance of any Class of Certificates on any Distribution Date. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, as reported by the related Servicer to the Certificate Administrator. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced as reported by the related Servicer to the Certificate Administrator.

Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

Regular Certificates: As defined in the Preliminary Statement hereto.

Regulation AB: Means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit R attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, each Servicer, the Certificate Administrator or the Trustee, the term “Relevant Servicing Criteria” may refer to a part of the Relevant Servicing Criteria applicable to such parties.

Related Group: With respect to Loan Group 1, means Group 1; with respect to Loan Group 2, means Group 2; with respect to Loan Group 3, means Group 3; and with respect to Loan Group 4, means Group 4.

Related Loan Group: With respect to the Group 1-A Certificates, Loan Group 1, with respect to the Group 2-A Certificates, Loan Group 2, with respect to the Group 3-A Certificates, Loan Group 3, and with respect to the Group 4-A Certificates, Loan Group 4.

Relief Act: The Servicemembers’ Civil Relief Act, as amended.

Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the

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most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

REMIC: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Certificate Maturity Date: The “latest possible maturity date” of the Regular Certificates as that term is defined in Section 2.08.

REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the second Business Day immediately preceding such Distribution Date.

REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a Defaulted Mortgage Loan.

Reportable Event: As defined in Section 12.04.

Reporting Servicer: As defined in Section 12.03.

Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof, (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became required to be repurchased, and (iii) any costs and damages incurred by the Trust in connection with a breach of the representation contained in Section 7(iii) of the Mortgage Loan Purchase Agreement as a result of any violation of any predatory or abusive lending law with respect to such Mortgage Loan.

Request for Release: The Request for Release submitted by the Servicer to the Custodian, substantially in the form of Exhibit E.

Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

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Residual Certificates: The Class 1-A-R Certificates.

Responsible Officer: When used with respect to the Trustee or the Certificate Administrator, any officer of the Corporate Trust Department of the Trustee or Certificate Administrator, as the case may be, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Certificate Administrator, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and, in each case, having responsibility for the administration of this Agreement.

Restricted Classes: As defined in Section 5.02(d).

S&P: Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc., and its successors in interest.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

Sarbanes-Oxley Certification: As defined in Section 12.09.

Seller: Wachovia Bank, National Association, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

Senior Certificates: The Class A Certificates.

Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

Senior Percentage: With respect to any Distribution Date and a Loan Group, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of the Related Loan Group immediately prior to such Distribution Date by the Pool Stated Principal Balance of such Loan Group immediately prior to such Distribution Date.

Senior Prepayment Percentage: For any Distribution Date and a Loan Group during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date and a Loan Group occurring on or after the seven year anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Loan Group plus 70% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Loan Group plus 40% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Loan Group

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for such Distribution Date (unless on any of the foregoing Distribution Dates the Total Senior Percentage exceeds the initial Total Senior Percentage, in which case the Senior Prepayment Percentage for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 for such Distribution Date will once again equal 100%); provided, however, if on any Distribution Date prior to the December 2008 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group plus 50% of the Subordinate Percentage for such Loan Group; provided further, however, if on or after the December 2008 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any Loan Group will occur unless both of the Senior Step Down Conditions are satisfied.

Senior Principal Distribution Amount: As to any Distribution Date and Loan Group, the sum of (i) the Senior Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Distribution Date and Loan Group and (ii) the Senior Prepayment Percentage for such Loan Group of the amounts described in clauses (e), (f) and (g) of the definition of “Principal Amount” for such Distribution Date and Loan Group.

Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage for any Loan Group applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

Distribution Date Occurring	Percentage of Original Subordinate Certificate Balance
June 2006 through May 2009	20%
June 2009 through May 2014	30%
June 2014 through May 2015	35%
June 2015 through May 2016	40%
June 2016 through May 2017	45%
June 2017 and thereafter	50%

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Servicers: National City with respect to the National City Mortgage Loans and Wells Fargo with respect to the Wells Fargo Mortgage Loans, or, in either case, its successor in interest, in its capacity as servicer of the related Mortgage Loans, or any successor servicer appointed as herein provided.

Servicer Advance Date: As to any Distribution Date, 2:00 p.m., Eastern time, on the second Business Day immediately preceding such Distribution Date.

Servicer Custodial Account: Each separate Eligible Account or Accounts created and maintained by the Servicers pursuant to Section 3.08(b).

Servicer’s Certificate: The Monthly Report required by Section 4.01, substantially in the form of Exhibit U hereto.

Service(s)(ing): In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust by an entity that meets the definition of “servicer” set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in 1108 of Regulation AB. For clarification purposes, any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

Servicing Advances: All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by a Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to such Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer servicing such Mortgage Loan, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. A Servicer’s right to receive the Servicing Fee for Mortgage Loans serviced by such Servicer is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by such Servicer, or as otherwise provided under Section 3.11.

Servicing Fee Rate: With respect to each Mortgage Loan serviced by National City, 0.25% per annum, and with respect to each Mortgage Loan serviced by Wells Fargo, 0.25% per annum.

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Servicing Function Participant: Any Subservicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee and the Certificate Administrator, that is performing activities addressed by the Servicing Criteria, unless such Person's activities relate only to 5% or less of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Assessment of Compliance is required to be delivered, multiplied by a fraction, the numerator of which is the number of months during which such Servicing Function Participant Services the related Mortgage Loans and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).

Servicing Officer: Any officer of the Master Servicer or a Servicer involved in, or responsible for, the administration and master servicing or servicing of the related Mortgage Loans whose name appears on a list of servicing officers furnished to the Certificate Administrator and the Trustee by the Master Servicer or such Servicer as such list may from time to time be amended.

Similar Law: As defined in Section 6.02(e).

Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation, plus any amounts capitalized as a result of modifications to such Mortgage Loan pursuant to Section 3.21.

Subcontractor: Any vendor, subcontractor or other Person that (i) is a Servicing Function Participant and (ii) is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Certificate Administrator.

Subordinate Certificates: The Class B Certificates.

Subordinate Percentage: As of any Distribution Date and Loan Group, 100% minus the Senior Percentage for such Loan Group for such Distribution Date.

Subordinate Prepayment Percentage: As to any Distribution Date and Loan Group, 100% minus the Senior Prepayment Percentage for such Loan Group for such Distribution Date.

Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group, an amount equal to the sum of (i) the Subordinate Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Distribution Date and Loan Group and (ii) the Subordinate Prepayment

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Percentage of the amounts described in clauses (e), (f) and (g) of the definition of “Principal Amount” for such Distribution Date and Loan Group.

Subsequent Recovery: As to any Distribution Date and Loan Group, the sum of all amounts received during the calendar month preceding the month of such Distribution Date on each Mortgage Loan in such Loan Group subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

Subservicer: Any Person that (i) is a Servicing Function Participant, (ii) services Mortgage Loans on behalf of any Servicer, and (iii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement or any Subservicing Agreement that are identified in Item 1122(d) of Regulation AB.

Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an Affiliate of the related Servicer, need not be in writing) between a Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have an Initial Cap, a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Deleted Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply, as of the date of substitution, with each Mortgage Loan representation and warranty set forth in this Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

Substitution Adjustment Amount: As defined in Section 2.02.

Tax Matters Person: Any person designated as “tax matters person” in accordance with Section 5.06 and the manner provided under Treasury Regulation § 1.860F-4(d) and Treasury Regulation § 301.6231(a)(7)-1.

Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date by the aggregate Pool Stated Principal Balance of all Loan Groups immediately prior to such Distribution Date.

Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

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Trust: The trust created by this Agreement.

Trust Estate: The Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account, the Collection Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

Trustee: HSBC Bank USA, National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

Uncertificated Accrued Interest: With respect to any Uncertificated Lower-Tier Regular Interest for any Distribution Date, one month’s interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Lower-Tier Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the Uncertificated Lower-Tier Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls or Relief Act Reduction (to the extent not covered by Compensating Interest) shall be allocated among the Uncertificated Lower-Tier Regular Interests, pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence.

Uncertificated Lower-Tier Regular Interests: As defined in the Preliminary Statement.

Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interests Y-1, Y-2, Y-3 and Y-4 will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix 1.

Uncertificated Lower-Tier Regular Interest Y-1: A regular interest in the Lower-Tier REMIC that is held as an asset of the Upper-Tier REMIC, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

Uncertificated Lower-Tier Regular Interest Y-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Uncertificated Lower-Tier Regular Interest Y-1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to Uncertificated Lower-Tier Regular Interest Y-1 on such Distribution Date in reduction of the Uncertificated Principal Balance thereof.

Uncertificated Lower-Tier Regular Interest Y-1 Principal Reduction Amount: The Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount for Uncertificated Lower-Tier Regular Interest Y-1 as determined pursuant to the provisions of Appendix 1.

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Uncertificated Lower-Tier Regular Interest Y-2: A regular interest in the Lower-Tier REMIC that is held as an asset of the Upper-Tier REMIC, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

Uncertificated Lower-Tier Regular Interest Y-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Uncertificated Lower-Tier Regular Interest Y-2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to Uncertificated Lower-Tier Regular Interest Y-2 on such Distribution Date in reduction of the Uncertificated Principal Balance thereof.

Uncertificated Lower-Tier Regular Interest Y-2 Principal Reduction Amount: The Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount for Uncertificated Lower-Tier Regular Interest Y-2 as determined pursuant to the provisions of Appendix 1.

Uncertificated Lower-Tier Regular Interest Y-3: A regular interest in the Lower-Tier REMIC that is held as an asset of the Upper-Tier REMIC, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

Uncertificated Lower-Tier Regular Interest Y-3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Uncertificated Lower-Tier Regular Interest Y-3 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to Uncertificated Lower-Tier Regular Interest Y-3 on such Distribution Date in reduction of the Uncertificated Principal Balance thereof.

Uncertificated Lower-Tier Regular Interest Y-3 Principal Reduction Amount: The Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount for Uncertificated Lower-Tier Regular Interest Y-3 as determined pursuant to the provisions of Appendix 1.

Uncertificated Lower-Tier Regular Interest Y-4: A regular interest in the Lower-Tier REMIC that is held as an asset of the Upper-Tier REMIC, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

Uncertificated Lower-Tier Regular Interest Y-4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Uncertificated Lower-Tier Regular Interest Y-4 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to Uncertificated Lower-Tier Regular Interest Y-4 on such Distribution Date in reduction of the Uncertificated Principal Balance thereof.

Uncertificated Lower-Tier Regular Interest Y-4 Principal Reduction Amount: The Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount for Uncertificated Lower-Tier Regular Interest Y-4 as determined pursuant to the provisions of Appendix 1.

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Uncertificated Lower-Tier Y Regular Interests: Uncertificated Lower-Tier Regular Interests Y-1, Y-2, Y-3 and Y-4.

Uncertificated Lower-Tier Regular Interest Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interests Z-1, Z-2, Z-3 and Z-4 will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the Pool Distribution Amount for the related Loan Group (i.e. the “related Loan Group” for Uncertificated Lower-Tier Regular Interest Z-1 is Loan Group 1, the “related Loan Group” for Uncertificated Lower-Tier Regular Interest Z-2 is the Loan Group 2, the “related Loan Group” for Uncertificated Lower-Tier Regular Interest Z-3 is Loan Group 3 and the “related Loan Group” for Uncertificated Lower-Tier Regular Interest Z-4 is Loan Group 4) over the sum of the amounts thereof distributable (i) in respect of interest on such regular interest and the related Uncertificated Lower-Tier Y Regular Interest, (ii) to such regular interest and the related Uncertificated Lower-Tier Y Regular Interest pursuant to clause (e)(i) of the definition of “Lower-Tier Distribution Amount” and (iii) in the case of the Group 1 Mortgage Loans, to the Class 1-A-R Certificates in respect of Component I thereof and (y) the amount of Realized Losses allocable to principal for the related Loan Group over (B) the related Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount.

Uncertificated Lower-Tier Regular Interest Z-1: A regular interest in the Lower-Tier REMIC that is held as an asset of the Upper-Tier REMIC, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

Uncertificated Lower-Tier Regular Interest Z-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Uncertificated Lower-Tier Regular Interest Z-1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to Uncertificated Lower-Tier Regular Interest Z-1 on such Distribution Date in reduction of the principal balance thereof.

Uncertificated Lower-Tier Regular Interest Z-1 Principal Reduction Amount: The Uncertificated Lower-Tier Regular Interest Z Principal Reduction Amount for Uncertificated Lower-Tier Regular Interest Z-1 as determined pursuant to the provisions of Appendix 1.

Uncertificated Lower-Tier Regular Interest Z-2: A regular interest in the Lower-Tier REMIC that is held as an asset of the Upper-Tier REMIC, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

Uncertificated Lower-Tier Regular Interest Z-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Uncertificated Lower-Tier Regular Interest Z-2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to Uncertificated Lower-Tier Regular Interest Z-2 on such Distribution Date in reduction of the principal balance thereof.

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Uncertificated Lower-Tier Regular Interest Z-2 Principal Reduction Amount: The Uncertificated Lower-Tier Regular Interest Z Principal Reduction Amount for Uncertificated Lower-Tier Regular Interest Z-2 as determined pursuant to the provisions of Appendix 1.

Uncertificated Lower-Tier Regular Interest Z-3: A regular interest in the Lower-Tier REMIC that is held as an asset of the Upper-Tier REMIC, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

Uncertificated Lower-Tier Regular Interest Z-3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Uncertificated Lower-Tier Regular Interest Z-3 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to Uncertificated Lower-Tier Regular Interest Z-3 on such Distribution Date in reduction of the principal balance thereof.

Uncertificated Lower-Tier Regular Interest Z-3 Principal Reduction Amount: The Uncertificated Lower-Tier Regular Interest Z Principal Reduction Amount for Uncertificated Lower-Tier Regular Interest Z-3 as determined pursuant to the provisions of Appendix 1.

Uncertificated Lower-Tier Regular Interest Z-4: A regular interest in the Lower-Tier REMIC that is held as an asset of the Upper-Tier REMIC, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Pass-Through Rate, and that has such other terms as are described herein.

Uncertificated Lower-Tier Regular Interest Z-4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Uncertificated Lower-Tier Regular Interest Z-4 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to Uncertificated Lower-Tier Regular Interest Z-4 on such Distribution Date in reduction of the principal balance thereof.

Uncertificated Lower-Tier Regular Interest Z-4 Principal Reduction Amount: The Uncertificated Lower-Tier Regular Interest Z Principal Reduction Amount for Uncertificated Lower-Tier Regular Interest Z-4 as determined pursuant to the provisions of Appendix 1.

Uncertificated Pass-Through Rate: With respect to any Distribution Date and (i) Uncertificated Lower-Tier Regular Interests Y-1 and Z-1, the Net WAC for Loan Group 1, (ii) Uncertificated Lower-Tier Regular Interests Y-2 and Z-2, the Net WAC for Loan Group 2, (iii) Uncertificated Lower-Tier Regular Interests Y-3 and Z-3, the Net WAC for Loan Group 3 and (iv) Uncertificated Lower-Tier Regular Interests Y-4 and Z-4, the Net WAC for Loan Group 4.

Uncertificated Principal Balance: The principal amount of any Uncertificated Lower-Tier Regular Interest outstanding as of any date of determination. The Uncertificated Principal Balance of each Uncertificated Lower-Tier Regular Interest shall never be less than zero.

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Underwriting Guidelines: With respect to the National City Mortgage Loans, the underwriting guidelines of National City. With respect to the Wells Fargo Mortgage Loans, the underwriting guidelines of Wells Fargo.

Unscheduled Principal Payments: The amounts described in clauses (e), (f) and (g) of the definition of Principal Amount.

Upper-Tier REMIC: As defined in the Preliminary Statement.

U.S. Bank: As defined in the recitals hereto.

U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

Wells Fargo: As defined in the recitals hereto.

Wells Fargo Mortgage Loans: The Mortgage Loans serviced by Wells Fargo or any successor thereto as a Servicer hereunder.

Section 1.02      Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01     Conveyance of Mortgage Loans.

(a)          The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the

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Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date), all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and all proceeds of the foregoing. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. In connection with the conveyance by the Depositor of the Mortgage Loans, the Depositor further agrees, at its own expense, on or prior to the Closing Date, to indicate on its books and records that the Mortgage Loans have been sold to the Trustee on behalf of the Trust pursuant to this Agreement, and to deliver to the Trustee the Mortgage Loan Schedule. The Mortgage Loan Schedule shall be marked as Exhibit D-1, Exhibit D-2, Exhibit D-3 and Exhibit D-4 to this Agreement and is hereby incorporated into and made a part of this Agreement.

(b)          In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Custodian, on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

(i)           the original Mortgage Note, endorsed by manual or facsimile signature either (A) in blank or (B) in the following form: “Pay to the order of HSBC Bank USA, National Association, as Trustee, without recourse,” with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing in and to that Mortgage Note);

(ii)          except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage, if such copy is available;

(iii)        subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to “HSBC Bank USA, National Association, as trustee for the holders of the Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2006-A Certificates” (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or copies of such interim assignments certified by the Depositor as being true and complete copies of the original recorded intervening assignments of mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of the related Mortgage to the assignee thereof); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the

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information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”) or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer servicing such Mortgage shall take all actions as are necessary to cause the Trust or the Trustee to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of mortgages maintained by MERS;

(iv)         the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

(v)          the original or duplicate original mortgagee title insurance policy and all riders thereto;

(vi)         the original of any guarantee executed in connection with the Mortgage Note;

(vii)       for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

(viii)      the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

(ix)         for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

(A)          The stock certificate;

(B)          The stock power executed in blank;

(C)          The executed proprietary lease;

(D)          The executed recognition agreement;

(E)          The executed assignment of recognition agreement, if any;

(F)          The executed UCC-1 financing statement with evidence of recording thereon; and

(G)         Executed UCC-3 financing statements or other appropriate UCC financing statements, evidencing a complete and unbroken line of assignments from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

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provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Custodian a copy of such Assignment of Mortgage in blank and has caused the Servicer servicing the related Mortgage Loan to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a Lost Note Affidavit together with a copy of such Mortgage Note, if a copy is available, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender’s title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer servicing such Mortgage Loan or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Custodian, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer’s Certificate to such effect to the Custodian. The Depositor shall forward or cause to be forwarded to the Custodian (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the related Servicer to the Custodian. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a “lost instruments affidavit and indemnity” or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer servicing such Mortgage Loan shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the related Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor’s expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages in favor of the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer servicing such Mortgage has not received the information required to prepare such assignment in recordable form, such Servicer’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and

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in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if recording is not required by the Rating Agencies to obtain the initial ratings for the Certificates.

In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Custodian will cause the Servicer servicing such Mortgage Loan to deposit in the related Servicer Custodial Account the amount of such payment in full.

It is agreed and understood by the Depositor, the Trustee, National City and Wells Fargo that none of the Mortgage Loans are (a) loans subject to 12 CFR Section 226.31, 12 CFR Section 226.32 or 12 CFR Section 226.34, as amended, or (b) “high cost home,” “covered” (excluding home loans defined as “covered home loans” in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), “high risk home” or “predatory” loans under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

Section 2.02     Acceptance by the Custodian of the Mortgage Loans. Subject to the provisions of the following paragraph, pursuant to the Custodial Agreement, the Custodian, on behalf of the Trustee, declares that it will hold the documents referred to in Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution of this Agreement, the Custodian will deliver to the Depositor and the Trustee an initial certification in the form of Exhibit O hereto, to the effect that, except as may be specified in the list of exceptions attached thereto, it has received the Mortgage File for each Mortgage Loan on the Mortgage Loan Schedule.

Within 90 days after the execution and delivery of this Agreement, the Custodian shall review the Mortgage Files in its possession and will deliver to the Depositor and the Trustee a final certification in the form of Exhibit P hereto. If, in the course of such review, the Custodian finds any document described in Section 2.01(b)(i), (ii), (iii), (v) and (ix)(A), (B), (C), (D), (F) and (G) which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Custodian shall promptly so notify the related Servicer and the Depositor. In performing any such review, the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian’s review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01(b)(i), (ii), (iii), (v) and (ix)(A), (B), (C), (D), (F) and (G) have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Custodian shall not have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the

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Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) repurchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code.

With respect to each Substitute Mortgage Loan, the Depositor shall deliver to the Custodian, on behalf of the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01(b)(i). No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be conveyed to the Trust and shall be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

The related Servicer shall amend the Mortgage Loan Schedule to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and such Servicer shall deliver the amended Mortgage Loan Schedule to the Custodian, the Master Servicer, the Certificate Administrator and the Trustee. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such repurchase or substitution and the deposit to the related Servicer Custodial Account of any required Repurchase Price or Substitution Adjustment Amount (as described in the next paragraph), as applicable, and receipt of a Request for Release, the Custodian shall release the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor’s direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to transfer to the Depositor, or its designee, any Defective Mortgage Loan repurchased or substituted for pursuant to this Section 2.02.

For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (the “Substitution Adjustment Amount” for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Collection Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be repurchased or replaced hereunder.

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The Custodian shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth in the Custodial Agreement. Each Servicer shall promptly deliver to the Custodian, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into each Servicer’s possession from time to time.

It is understood and agreed that the obligation of the Depositor to substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

None of the Certificate Administrator, the Master Servicer, the Trustee or the Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii) and (viii) and (ix)(E).

Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the Servicers.

(a)          National City hereby makes the following representations and warranties to the Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

(i)           National City is a corporation duly organized, validly existing, and in good standing under the laws of Ohio and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by National City. National City has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by National City and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of National City, except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by National City to make this Agreement valid and binding upon National City in accordance with its terms.

(ii)          No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over National City or, if

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required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

(iii)        The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of National City and will not result in the breach of any term or provision of the charter or by-laws of National City or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which National City or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which National City or its property is subject.

(iv)         There is no action, suit, proceeding or investigation pending or, to the best knowledge of National City, threatened against National City which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of National City, or in any material impairment of the right or ability of National City to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of National City contemplated herein, or which would materially impair the ability of National City to perform under the terms of this Agreement.

(v)          Each Mortgage Loan serviced by National City was originated (A) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, or (B) by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended.

(vi)         No Mortgage Loan serviced by National City is secured by a Mortgage on a leasehold estate.

The representations and warranties made pursuant to this Section 2.03(a) shall survive delivery of the respective Mortgage Files for the National City Mortgage Loans to the Custodian.

(b)          Wells Fargo hereby makes the following representations and warranties to the Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

(i)           Wells Fargo is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Wells Fargo. Wells Fargo has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of

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transfer to be delivered pursuant to this Agreement) by Wells Fargo and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of Wells Fargo, except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by Wells Fargo to make this Agreement valid and binding upon Wells Fargo in accordance with its terms.

(ii)          No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over Wells Fargo or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

(iii)        The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Wells Fargo and will not result in the breach of any term or provision of the charter or by-laws of Wells Fargo or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Wells Fargo or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Wells Fargo or its property is subject.

(iv)         There is no action, suit, proceeding or investigation pending or, to the best knowledge of Wells Fargo, threatened against Wells Fargo which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of Wells Fargo, or in any material impairment of the right or ability of Wells Fargo to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of Wells Fargo contemplated herein, or which would materially impair the ability of Wells Fargo to perform under the terms of this Agreement.

(v)          Each Mortgage Loan serviced by Wells Fargo was originated (A) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, or (B) by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended.

(vi)         No Mortgage Loan serviced by Wells Fargo is secured by a Mortgage on a leasehold estate.

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The representations and warranties made pursuant to this Section 2.03(b) shall survive delivery of the respective Mortgage Files for the Wells Fargo Mortgage Loans to the Custodian.

(c)          U.S. Bank hereby makes the following representations and warranties to the Depositor, the Trustee and the Servicers, as of the Closing Date:

(i)           U.S. Bank is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by U.S. Bank. U.S. Bank has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by U.S. Bank and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of U.S. Bank, except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by U.S. Bank to make this Agreement valid and binding upon U.S. Bank in accordance with its terms.

(ii)          No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over U.S. Bank or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

(iii)        The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of U.S. Bank and will not result in the breach of any term or provision of the charter or by-laws of U.S. Bank or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which U.S. Bank or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which U.S. Bank or its property is subject.

(iv)         There is no action, suit, proceeding or investigation pending or, to the best knowledge of U.S. Bank, threatened against U.S. Bank which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of U.S. Bank, or in any material impairment of the right or ability of U.S. Bank to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or of any action taken or

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to be taken in connection with the obligations of U.S. Bank contemplated herein, or which would materially impair the ability of U.S. Bank to perform under the terms of this Agreement.

(d)          The Trustee hereby makes the following representations and warranties to the Depositor, the Master Servicers and the Servicers, as of the Closing Date:

(i)           The Trustee is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Trustee. The Trustee has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Trustee and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Trustee, except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Trustee to make this Agreement valid and binding upon the Trustee in accordance with its terms.

(ii)          No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Trustee or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

(iii)        The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Trustee and will not result in the breach of any term or provision of the charter or by-laws of the Trustee or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Trustee or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Trustee or its property is subject.

(iv)         There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Trustee, threatened against the Trustee which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Trustee, or in any material impairment of the right or ability of the Trustee to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or of any action taken

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or to be taken in connection with the obligations of the Trustee contemplated herein, or which would materially impair the ability of the Trustee to perform under the terms of this Agreement.

Section 2.04      Assignment of Interest in the Mortgage Loan Purchase Agreement; Depositor Representations and Warranties.

(a)          The Depositor hereby assigns to the Trustee all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to the representations and warranties of the Seller set forth in Section 7 thereof. The obligations of the Seller under the Mortgage Loan Purchase Agreement to substitute or repurchase, as applicable, a Mortgage Loan as to which a representation set forth in Section 7 thereof is breached shall be the Trustee’s and the Certificateholders’ sole remedy for such breach. At the request of the [Trustee][Certificate Administrator], the Depositor shall take such actions as may be necessary to enable the [Trustee][Certificate Administrator] to enforce such representations and the obligations of the Seller with respect thereto and shall execute such further documents as the [Trustee][Certificate Administrator] may reasonably require in order to enable the [Trustee][Certificate Administrator] to carry out such enforcement.

(b)          If the Depositor, the Master Servicer, a Servicer, or the Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties and the Seller. Upon receipt by the Custodian or the applicable Servicer of the applicable Substitute Mortgage Loans, Repurchase Prices, or Substitution Adjustment Amounts (as such terms are defined in the Mortgage Loan Purchase Agreement) from the Seller as provided in the Mortgage Loan Purchase Agreement, the Custodian and the applicable Servicer shall notify the Trustee, the Custodian shall release to the Seller the related Mortgage File, and the Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Seller, without recourse, representation or warranty, as are necessary to transfer to the Seller the Mortgage Loan or any property acquired with respect thereto. The related Servicer shall amend the Mortgage Loan Schedule to reflect such repurchase. The Custodian shall also amend its records to reflect such repurchase and shall promptly notify the Trustee, the Master Servicer and the Certificate Administrator of such amendment. If the Seller delivers a Substitute Mortgage Loan, the Custodian shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a).

(c)          The Depositor makes the following representations and warranties as to the Mortgage Loans on which the Trustee is deemed to have relied in acquiring the Mortgage Loans. Such representations and warranties speak as of the Closing Date, but shall survive until the termination of this Agreement. Such representations and warranties shall not be waived by any of the parties to this Agreement:

(i)           This Agreement creates a valid and continuing security interest (as defined in the Uniform Commercial Code as in force in the relevant jurisdiction) in the Mortgage

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Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

(ii)          The Mortgage Loans constitute “instruments” within the meaning of the Uniform Commercial Code as in force in the relevant jurisdiction.

(iii)        The Depositor owns and has good and marketable title to the Mortgage Loans free and clear of any lien, claim or encumbrance of any Person.

(iv)         The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to the sale of the Mortgage Loans hereunder to the Trustee.

(v)          The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Mortgage Loans granted to the Trustee hereunder.

(vi)         Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. Debtor is not aware of any judgment or tax lien filings against it.

(vii)       The Custodian has in its possession all original copies of the Mortgage Notes that constitute or evidence the Mortgage Loans. The Mortgage Notes that constitute or evidence the Mortgage Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee. All financing statements filed or to be filed against the Depositor in favor of the Trustee in connection herewith describing the Mortgage Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the secured party as more fully described in, and subject to the terms of, the related transaction documents.”

(d)          The Depositor hereby covenants to maintain the perfection and priority of the security interest of the Trustee created by this Agreement.

Section 2.05     Intent of Parties and Protection of Title.

(a)          It is the express intent of the Depositor and the Trustee that the transfer of the Mortgage Loans by the Depositor to the Trustee pursuant to Section 2.01(a) be, and be construed as, an absolute sale of the Mortgage Loans. It is, further, not the intention of such parties that such transfer be deemed the grant of a security interest in the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then: (1) this Agreement shall constitute a security

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agreement, and (2) the transfer of the Mortgage Loans provided for in Section 2.01(a) shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (iii) all proceeds of the foregoing.

(b)          The Depositor shall file such financing statements, and the Depositor, the Servicers, and the Trustee at the direction of the Depositor shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were found to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in force in the relevant jurisdiction.

(c)          It is the express intent of the parties hereto that the transfer of the Uncertificated Lower-Tier Regular Interests by the Depositor to the Trustee pursuant to this Agreement be, and be construed as, an absolute sale of the Uncertificated Lower-Tier Regular Interests. It is, further, not the intention of the parties that such transfer be deemed the grant of a security interest in the Uncertificated Lower-Tier Regular Interests by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Uncertificated Lower-Tier Regular Interests are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Uncertificated Lower-Tier Regular Interests, then: (1) this Agreement shall constitute a security agreement, and (2) the transfer of the Uncertificated Lower-Tier Regular Interests provided for in this Agreement shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Uncertificated Lower-Tier Regular Interests, including all rights represented thereby in and to the Mortgage Loans and the proceeds thereof, (ii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (iii) all proceeds of the foregoing.

(d)          The Depositor shall file such financing statements, and the Depositor, the Servicers, and the Trustee at the direction of the Depositor shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were found to create a security interest in the Uncertificated Lower-Tier Regular Interests, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in force in the relevant jurisdiction.

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Section 2.06     Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class 1-A-R Certificates) and the Classes of Class B Certificates as classes of “regular interests” and Component II of the Class 1-A-R Certificates as the single class of “residual interest” in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates each Uncertificated Lower-Tier Regular Interest as classes of “regular interests” and Component I of the Class 1-A-R Certificates as the single class of “residual interest” in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

Section 2.07    Designation of Start-up Day. The Closing Date is hereby designated as the “start-up day” of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

Section 2.08     REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the “latest possible maturity date” of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is November 1, 2035 (the “REMIC Certificate Maturity Date”).

Section 2.09   Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Regular Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Regular Interests together with all other assets included in the definition of “Trust Estate,” receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Regular Interests, evidence ownership of the entire Trust Estate.

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ARTICLE III

ADMINISTRATION AND SERVICING

OF MORTGAGE LOANS

Section 3.01     Servicers to Service Mortgage Loans. For and on behalf of the Certificateholders, National City (or any successor Servicer thereto) shall service and administer the National City Mortgage Loans, and Wells Fargo (or any successor Servicer thereto) shall service and administer the Wells Fargo Mortgage Loans, in each case in accordance with the terms of this Agreement, the Customary Servicing Procedures applicable to such Servicer, all applicable requirements of the Servicing Criteria, applicable law and the terms of the related Mortgage Notes and Mortgages. In connection with such servicing and administration, each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. Each Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, each Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. Each Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans it services to the extent that such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of such Servicer, shall promptly execute such documents and deliver them to such Servicer.

In accordance with the standards of the preceding paragraph, each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs, if any, incurred by a Servicer in effecting the timely payments of taxes and assessments on

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the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit. However, advances for taxes may be capitalized in accordance with a loan modification pursuant to Section 3.21.

The relationship of each Servicer (and of any successor to such Servicer as servicer under this Agreement) to the Trustee, the Master Servicer, the Certificateholders and the Certificate Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 3.02      Subservicing and Subcontracting; Enforcement of the Obligations of Servicers.

(a)          Each Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the related Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the related Servicer with the same force and effect as if performed directly by such Servicer.

(b)          For purposes of this Agreement, each Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

(c)          As part of its servicing activities hereunder, each Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by such Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as such Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. Such Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage

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Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

(d)          Any Subservicing Agreement entered into by a Servicer shall provide that it may be assumed or terminated by the Master Servicer, if the Master Servicer has assumed the duties of a Servicer, or any successor Servicer, at the Master Servicer’s or successor Servicer’s option, as applicable, without cost or obligation to the assuming or terminating party or the Trust, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05. Each Servicer shall be solely responsible for any fees and expenses payable to any Subservicer in connection with the assumption or termination of any Subservicing Agreement.

Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the related Servicer and such Subservicer alone, and the Trustee, the Master Servicer, the Certificate Administrator and the Certificateholders shall not be deemed parties thereto and shall have no obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

(e)          A Servicer shall not permit a Subservicer to perform any servicing responsibilities hereunder with respect to the Mortgage Loans unless that Subservicer first agrees in writing with such Servicer to deliver an Assessment of Compliance and an Accountant’s Attestation in such manner and at such times that permits that Servicer to comply with Sections 12.07 and 12.08 of this Agreement. A Servicer shall not outsource one or more separate servicing functions hereunder with respect to the Mortgage Loans to any Subcontractor unless that Subcontractor first agrees in writing with such Servicer to deliver an Assessment of Compliance and an Accountant’s Attestation in such manner and at such times that permits that Servicer to comply with Sections 12.07 and 12.08 of this Agreement.

Section 3.03      Fidelity Bond; Errors and Omissions Insurance.

Each Servicer shall maintain, at its own expense, and provide evidence thereof to the Master Servicer upon request, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the related Servicer against losses resulting from dishonest or fraudulent acts committed by such Servicer’s personnel, any employees of outside firms that provide data processing services for such Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure such Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve a Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers’ & Servicers’ Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

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The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on the Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

Section 3.04      Access to Certain Documentation.

The Master Servicer and each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and each Servicer. Nothing in this Section 3.04 shall limit the obligation of the Master Servicer or a Servicer to observe any applicable law, and the failure of the Master Servicer or such Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

Section 3.05      Maintenance of Primary Insurance Policy; Claims.

With respect to each Mortgage Loan which was covered by a Primary Insurance Policy on the Cut-off Date, or the date that such Mortgage Loan is transferred to the Trustee, the Servicer servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. Each Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the related Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, such Servicer shall notify the Trustee in writing, it being understood that such Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the related Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, such Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. No Servicer shall take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the related Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the related Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such

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assumption or substitution of liability, such Servicer shall obtain a replacement Primary Insurance Policy as provided above.

In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Trustee, and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a Defaulted Mortgage Loan. Pursuant to Section 3.08(b)(iii), any amounts collected by a Servicer under any Primary Insurance Policy shall be deposited in the related Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11.

Each Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Insurance Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

Section 3.06      Rights of the Depositor and Others in Respect of the Servicers.

The Depositor may, but is not obligated to, enforce the obligations of either Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of a Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of a Servicer hereunder; provided that no Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee, the Certificate Administrator, the Master Servicer nor the Depositor shall have any responsibility or liability for any action or failure to act by a Servicer nor shall the Trustee, the Certificate Administrator or the Depositor be obligated to supervise the performance of a Servicer hereunder or otherwise.

Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the related Servicer alone, and the Trustee, the Certificate Administrator, the Master Servicer and Certificateholders shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Subservicer. Each Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether such Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.

Section 3.07      [Reserved]..

Section 3.08    Collection of Mortgage Loan Payments; Servicer Custodial Accounts; Collection Account; Certificate Account; and Upper-Tier Certificate Account.

(a)          Each Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, each Servicer will in accordance with all applicable law, the terms of the Mortgage Loans, and Customary Servicing Procedures applicable thereto ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided

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in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, each Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that such Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, such Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. No Servicer shall be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b)          Each Servicer shall establish and maintain a Servicer Custodial Account. Each Servicer shall deposit or cause to be deposited into the related Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by the related Subservicers or received by such Servicer in respect of the Mortgage Loans it services subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

(i)           all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

(ii)          all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

(iii)        (A)        all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures, the terms of the Mortgage Loan, or applicable law or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

(iv)         any amount required to be deposited by such Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the related Servicer Custodial Account;

(v)          any amounts required to be deposited by such Servicer pursuant to Section 3.14;

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(vi)         all Repurchase Prices, all Substitution Adjustment Amounts and all Subsequent Recoveries received by such Servicer;

(vii)       Periodic Advances made by such Servicer pursuant to Section 3.20 and any payments of Compensating Interest; and

(viii)       any other amounts required to be deposited hereunder.

The foregoing requirements for deposits to a Servicer Custodial Account by the related Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by such Servicer. If a Servicer shall deposit in the related Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining such Servicer Custodial Account to withdraw such amount from such Servicer Custodial Account, any provision herein to the contrary notwithstanding. A Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to such Servicer or serviced by such Servicer on behalf of others; provided that such commingling of funds shall not be permitted at any time during which Fitch’s senior long-term unsecured debt rating of such Servicer is below “A.” Notwithstanding such commingling of funds, each Servicer shall keep records that accurately reflect the funds on deposit in the related Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. Each Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in a Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

(c)          [Reserved].

(d)          Each institution at which a Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the related Servicer in Permitted Investments, which shall mature not later than the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date), and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in a Servicer Custodial Account shall be for the benefit of the related Servicer as servicing compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in a Servicer Custodial Account in respect of any such investments shall promptly be deposited by the related Servicer in such Servicer Custodial Account.

(e)          Each Servicer shall give notice to the Trustee and the Master Servicer of any proposed change of the location of the related Servicer Custodial Account maintained by such Servicer not later than 30 days and not more than 45 days prior to any change thereof. The creation of a Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Master Servicer.

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(f)           The Master Servicer shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Collection Account as a segregated trust account or accounts. The Collection Account shall be an Eligible Account. The Master Servicer will deposit in the Collection Account, as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

(i)          Any amounts withdrawn from a Servicer Custodial Account;

(ii)          Any Periodic Advances made by the Master Servicer pursuant to Section 3.20 and any payments of Compensating Interest;

(iii)        Any Insurance Proceeds or Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in a Servicer Custodial Account;

(iv)         The Repurchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or by the Depositor pursuant to Sections 2.02 or 2.04 hereof and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Master Servicer pursuant to Section 10.01;

(v)          Any amounts required to be deposited with respect to losses on investments of deposits in a Servicer Custodial Account or the Collection Account; and

(vi)         Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Collection Account pursuant to this Agreement.

(g)          The Collection Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced by the Master Servicer on behalf of others; provided that such commingling of funds shall not be permitted at any time during which Fitch’s senior long-term unsecured debt rating of the Master Servicer is below "A." Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the amounts deposited to the Collection Account pursuant to this Agreement. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11..

(h)          The Collection Account shall be an Eligible Account held by the Master Servicer in the Corporate Trust Office of the Certificate Administrator. The amount at any time credited to the Collection Account may be invested, in the name of the Trustee, for the benefit of the Certificateholders, in Permitted Investments as directed by the Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the [Business Day preceding] next succeeding Distribution Date if the obligor for such Permitted Investment is the institution acting as Master Servicer or, if such obligor is any other Person, the [second] Business Day preceding such Distribution Date. All income or

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gain (net of any losses) realized from any such investment of funds on deposit in the Collection Account shall be for the benefit of the Master Servicer as master servicing compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Collection Account in respect of any such investments shall promptly be deposited by the Master Servicer in the Collection Account.

(i)           The Certificate Administrator shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Certificate Account as a segregated trust account or accounts. The Certificate Account shall be an Eligible Account. The Certificate Administrator will deposit in the Certificate Account, as identified by the Certificate Administrator and as received by the Certificate Administrator, the following amounts:

(i)           Any amounts withdrawn from the Collection Account pursuant to Section 3.11(b)(vii);

(ii)          Any amounts required to be deposited with respect to losses on investments of deposits in the Certificate Account; and

(iii)        Any other amounts received by or on behalf of the Certificate Administrator and required to be deposited in the Certificate Account pursuant to this Agreement.

(j)           All amounts deposited to the Certificate Account shall be held by the Certificate Administrator in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

(k)          The Certificate Account shall constitute a trust account of the Trust segregated on the books of the Certificate Administrator and held by the Certificate Administrator in trust in its Corporate Trust Office. The Certificate Account shall be an Eligible Account. The amount at any time credited to the Certificate Account may be invested, in the name of the Trustee, for the benefit of the Certificateholders, in Permitted Investments as directed by the Certificate Administrator. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the institution acting as Certificate Administrator or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Certificate Administrator as compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Certificate Account in respect of any such investments shall promptly be deposited by the Certificate Administrator in the Certificate Account.

(l)           The Certificate Administrator shall establish and maintain the Upper-Tier Certificate Account (which may be a sub-account of the Certificate Account). On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Certificate Administrator shall, from funds available on deposit in the Certificate Account, deposit, in

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immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

Section 3.09    Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

(a)          To the extent required by the related Mortgage Note and not violative of current law, each Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the “Escrow Accounts”), in each case titled “[Insert name of Servicer], in trust for registered holders of Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2006-A and various Mortgagors.” Each Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, each Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. Each Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require a Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law or the terms of the related Mortgage Loan.

(b)          Withdrawals of amounts so collected from the Escrow Accounts may be made by a Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to a Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law or the terms of the Mortgage Loan, any interest paid on the funds deposited in the applicable Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the applicable Escrow Accounts (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into an Escrow Account, (x) to withdraw any amounts inadvertently deposited in and Escrow Account or (xi) to clear and terminate any Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

(c)          With respect to each Mortgage Loan, each Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy

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premiums and fire and hazard insurance coverage. Each Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by such Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage Loan. To the extent that a Mortgage Loan does not provide for Escrow Payments, such Servicer shall determine whether any such payments are made by the Mortgagor. Each Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments. Each Servicer shall advance any such payments that are not timely paid, but each Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the related Servicer, will be recoverable by such Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.10     Access to Certain Documentation and Information Regarding the Mortgage Loans.

Each Servicer shall afford the Master Servicer and the Trustee reasonable access to all records and documentation in its possession regarding the Mortgage Loans it services and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by each Servicer.

Upon reasonable advance notice in writing, each Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans it services sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that each Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by such Servicer in providing such reports and access.

Section 3.11    Permitted Withdrawals from the Servicer Custodial Accounts, Collection Account, Certificate Account and Upper-Tier Certificate Account.

(a)          Each Servicer may from time to time make withdrawals from the related Servicer Custodial Account, for the following purposes:

(i)           to pay to such Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to such Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Servicer Custodial Account;

(ii)          to reimburse such Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

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(iii)        to reimburse such Servicer for any Nonrecoverable Advance previously made or any Advances capitalized in accordance with Section 3.21(c);

(iv)         to reimburse such Servicer for Insured Expenses from the related Insurance Proceeds;

(v)          to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

(vi)          [Reserved];

(vii)       to reimburse such Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

(viii)      to withdraw any amount deposited in such Servicer Custodial Account and not required to be deposited therein;

(ix)         to remit to the Master Servicer on each Remittance Date (i) all amounts credited to such Servicer Custodial Account as of the close of business on the related Determination Date, net of charges against or withdrawals from such Servicer Custodial Account pursuant to this Section 3.11(a), and excluding any Principal Prepayments received after the end of the preceding calendar month, plus (ii) to the extent not already deposited in such Servicer Custodial Account, all Compensating Interest and Periodic Advances, if any, for such Distribution Date which the Servicer is obligated to remit pursuant to Sections 3.17 and 3.20, respectively, minus (iii) any amounts attributable to Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date for such Remittance Date; and

(x)          to clear and terminate such Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

Each Servicer shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Servicer Custodial Account pursuant to clauses (i), (ii), (iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), each Servicer shall deliver to the Master Servicer an Officer’s Certificate of a Servicing Officer indicating the amount of any previous Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

With respect to any remittance received by the Master Servicer after the Remittance Date on which such remittance was due, the applicable Servicer shall pay to the Master Servicer interest on such late payment at an annual rate equal to the prime rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the related Servicer Custodial Account by the applicable Servicer for remittance to the Master Servicer on the date such late payment is made and shall cover the period commencing with the day

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following such Remittance Date and ending with the day on which such payment is made, both inclusive. The payment by a Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Master Servicer or the Certificate Administrator.

(b)          The Master Servicer may from time to time make withdrawals from the Collection Account for the following purposes:

(i)           to reimburse the Master Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (i) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

(ii)          to reimburse the Master Servicer for any Nonrecoverable Advance previously made or any Advances capitalized in accordance with Section 3.21(c);

(iii)        to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

(iv)         on each Distribution Date, to pay to the Master Servicer the Master Servicing Fee with respect to the Mortgage Loans in each Loan Group due on such Distribution Date, from the Pool Distribution Amount, and to pay to the Master Servicer as additional compensation earnings on or investment income with respect to funds in the Collection Account;

(v)          to reimburse the Trustee, the Master Servicer and the Certificate Administrator for, or to pay expenses incurred by either such party which are reimbursable or payable pursuant to Section 3.01, 7.03, 7.05, 8.01, 9.07 or 9.11 of this Agreement;

(vi)         to withdraw and return to the Master Servicer any amount deposited in the Collection Account and not required to be deposited therein;

(vii)       to remit to the Certificate Administrator on the Business Day preceding each Distribution Date all amounts credited to the Collection Account as of such remittance, net of charges against or withdrawals from the Collection Account pursuant to this Section 3.11(b); and

(viii)      to clear and terminate the Collection Account upon termination of the Agreement pursuant to Section 10.01.

The Master Servicer shall keep and maintain a separate accounting, on a Mortgage Loan by Mortgage Loan basis, and shall provide a copy to the Certificate Administrator, for the purpose of accounting for any reimbursement from the Collection Account pursuant to clauses (i) through (iii).

(c)          The Certificate Administrator shall withdraw funds from the Certificate Account for (i) distributions to Certificateholders in the manner specified in this Agreement, (ii) to withdraw and return to the Certificate Administrator any amount deposited in the Certificate

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Account and not required to be deposited therein; and (ii) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

(d)          Notwithstanding anything herein to the contrary, the Regular Certificates and the Class 1-A-R Certificates shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class 1-A-R Certificates as provided in Sections 5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

Section 3.12    Maintenance of Hazard Insurance.

Each Servicer shall cause to be maintained for each Mortgage Loan it services, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer servicing the related Mortgage Loan will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. Each Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by a Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with the terms of the Mortgage Loan, applicable law, or applicable Customary Servicing Procedures) shall be deposited in the related Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by a Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the related Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to such Servicer.

The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

Notwithstanding the foregoing, each Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may

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maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the related Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the related Servicer shall deposit in the related Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

Section 3.13     Enforcement of Due-On-Sale Clauses; Assumption Agreements. Each Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that no Servicer shall exercise any such rights if prohibited by law from doing so.

Section 3.14    Realization Upon Defaulted Mortgage Loans; REO Property.

(a)          Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans (but shall not sell or convey such Mortgage Loan, except as required pursuant to Section 2.02, 2.04 or 10.01 of this Agreement) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, each Servicer shall follow the Customary Servicing Procedures applicable to it and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that a Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates, but the applicable Servicer will be required to continue otherwise to service the Mortgage Loans in accordance with the provisions of this Agreement. Such agreement shall be subject to each Rating Agency’s acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the related Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had such Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, no Servicer shall be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such

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expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the related Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

The decision of a Servicer to foreclose on a Defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer servicing the related Mortgage Loan shall ensure that the title to such REO Property references this Agreement and the Trustee’s capacity hereunder. Pursuant to its efforts to sell such REO Property, such Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, such Servicer may rent the same, or any part thereof, as such Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. Each Servicer shall prepare for and deliver to the Certificate Administrator and the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Certificate Administrator to comply with the reporting requirements of the REMIC Provisions; provided, however, that no Servicer shall have a duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the related Servicer Custodial Account no later than the close of business on each Determination Date. Each Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code, with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. Each Servicer shall deliver copies of such reports to the Certificate Administrator and the Trustee.

The Trustee shall furnish each Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable such Servicer to service and administer the related Mortgage Loans and REO Property.

The Trustee shall execute and deliver to the related Servicer any court pleadings, requests for trustee’s sale or other documents necessary or desirable in connection with (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or other security instrument; (iii) obtaining a deficiency judgment against the Mortgagor; or (iv) enforcing any other rights or

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remedies provided by the Mortgage Note or other security instrument or otherwise available at law or equity.

The income earned from the management of any REO Properties, net of reimbursement to a Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances applicable to such Servicer, shall be applied to the payment of principal of and interest on the related Defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer servicing such Mortgage Loan for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse such Servicer for any unreimbursed Periodic Advances and to reimburse the related Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(ii) that related to such Mortgage Loan; third, to reimburse the Master Servicer, the Certificate Administrator and the Trustee for any amounts incurred by them in connection with such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Interest Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.17.

(b)          When a Mortgage Loan becomes a Defaulted Mortgage Loan, the related Servicer shall promptly notify the Certificate Administrator of such occurrence.

Section 3.15     Custodian to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer servicing such Mortgage Loan of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer will (and if the Servicer does not, the Master Servicer may) immediately notify the Custodian by delivering, or causing to be delivered, two copies (one of which will be returned to such Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Custodian and such Servicer). Upon receipt of such request, the Custodian shall within seven Business Days release the related Mortgage File to or at the direction of such Servicer. The Trustee shall at such Servicer’s direction execute and deliver to such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case

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provided by such Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, such Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. To the extent permitted by the terms of the Mortgage Loan and applicable law, expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Custodian shall, upon delivery to the Custodian of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer servicing such Mortgage Loan. The Servicer shall cause the Mortgage File so released to be returned to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Custodian a Request for Release, signed by a Servicing Officer.

The Trustee shall execute and deliver to each Servicer any powers of attorney and other documents prepared by such Servicer that are reasonably necessary or appropriate to enable such Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of such Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, each Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, such Servicer shall take all necessary action to reflect the release on the records of MERS. Such Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate any foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage otherwise available at law or in equity.

Section 3.16    Documents, Records and Funds in Possession of the Master Servicer and Servicers to be Held for the Trustee.

Each Servicer shall transmit to the Custodian all documents and instruments in respect of a Mortgage Loan coming into the possession of such Servicer from time to time and shall account fully to the Certificate Administrator and the Trustee for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the servicing file shall be held by the Servicer servicing the related Mortgage Loan as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, a Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest

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payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the related Servicer Custodial Account, shall be held by such Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the related Servicer Custodial Account, Collection Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by such Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that each Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

Section 3.17    Servicing and Master Servicing Compensation.

Each Servicer shall be entitled out of each payment of interest (or portion thereof) on a Mortgage Loan it services to retain or withdraw from the related Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by a Servicer to the extent not required to be deposited in the related Servicer Custodial Account pursuant to Section 3.08(b). Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for a Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans it services and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date in the case of the Mortgage Loans serviced by National City, and one-twelfth of 0.375% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date in the case of the Mortgage Loans serviced by Wells Fargo (any such reduction, “Compensating Interest”). To the extent the Servicers fail to pay Compensating Interest in respect of any Distribution Date, the Master Servicer shall deposit into the Collection Account the amount of any Compensating Interest remaining unpaid by the Servicers on any Distribution Date up to the amount the Master Servicing Fee payable to the Master Servicer on such Distribution Date.

The Master Servicer shall be entitled to retain or withdraw from the Collection Account an amount equal to the Master Servicing Fee for such Distribution Date in accordance with Section 3.11.

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In addition, the Master Servicer will be entitled to all income and gain realized from any investment of funds in the Collection Account, pursuant to Section 3.08, for the performance of its activities hereunder. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as otherwise provided in this Agreement.

Section 3.18    [Reserved]..

Section 3.19    [Reserved]..

Section 3.20    Advances.

Each Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If a Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the related Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the related Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in such Servicer Custodial Account has been used by such Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by such Servicer by deposit in such Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. Each Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. Each Servicer shall inform the Certificate Administrator and the Trustee of the amount of the Periodic Advance to be made by such Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

Each Servicer shall deliver to the Master Servicer on the related Servicer Advance Date an Officer’s Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by such Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, no Servicer shall be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

If the Monthly Payment on a Mortgage Loan that was due on a related Due Date is delinquent, other than as a result of application of the Relief Act, and the amount of the Periodic Advance which the related Servicer was required to make pursuant to this Section 3.20 exceeds the amount deposited in the Collection Account by such Servicer, then an Event of Default shall have occurred with respect to such Servicer. The Master Servicer, in its capacity as successor Servicer, or another successor Servicer appointed by the Master Servicer hereunder will deposit in the Collection Account not later than the [second] Business Day immediately preceding the related Distribution Date an amount equal to such deficiency, net of the Servicing Fee (and, in the case of the Master Servicer, the Master Servicing Fee) for such Mortgage Loan, except to the extent the Master Servicer or other successor Servicer, as the case may be, determines that any such advance, if made, would be a Nonrecoverable Advance. Subject to the

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foregoing, the Master Servicer or other successor Servicer, as the case may be, shall continue to make such advances through the date that the related Servicer is required to do so under this Agreement. If the Master Servicer or other successor Servicer, as the case may be, deems an advance to be a Nonrecoverable Advance, on the second Business Day prior to the related Distribution Date, the Master Servicer or such other successor Servicer shall present an Officer’s Certificate to the Certificate Administrator (i) stating that the Master Servicer or such other successor Servicer elects not to make a Periodic Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

Section 3.21    Modifications, Waivers, Amendments and Consents.

(a)          Except as provided in Section 3.08(a) and this Section 3.21, no Servicer shall agree to enter into, or shall enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan, unless such Mortgage Loan is a Defaulted Mortgage Loan. All modifications, waivers, forbearances or amendments of any Defaulted Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

(b)          The related Servicer may, with respect to any Defaulted Mortgage Loan, agree to any modification, waiver, forbearance, or amendment of any term of such Defaulted Mortgage Loan without the consent of the Depositor, the Trustee, the Certificate Administrator, the Master Servicer, the Custodian or any Certificateholder; provided, however, that no Servicer shall agree to enter into, or shall enter into, any modification, waiver, forbearance or amendment of any Defaulted Mortgage Loan if such modification, waiver, forbearance, or amendment would:

(i)           affect the amount or timing of any related payment of principal, interest or other amount payable thereunder; or

(ii)          in such Servicer’s judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon;

unless, in either case, such modification, waiver, forbearance or amendment is, in such Servicer’s judgment, reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to the applicable Customary Servicing Procedures, the related Servicer may permit a forbearance for a Mortgage Loan which such Servicer has been advised would default if such forbearance is not granted.

(c)          Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit. However, interest may be capitalized in accordance with a loan modification pursuant to Section 3.21(b).

(d)          The related Servicer may, to the extent permitted by applicable law or the terms of the Mortgage Loan, as a condition to granting any request by a Mortgagor for consent, modification, or amendment, the granting of which is within such Servicer’s discretion pursuant

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to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to such Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by such Servicer, which amount shall be retained by such Servicer as additional servicing compensation.

(e)          Each Servicer shall notify the Depositor and the Master Servicer, in writing, of any modification or amendment of any term of any Mortgage Loan it services and the date thereof, and shall deliver to the Custodian for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification or amendment is required by applicable law to be recorded, such Servicer (i) shall deliver to the Custodian a copy thereof and (ii) shall deliver to the Custodian such document, with evidence of notification upon receipt thereof from the public recording office, if applicable.

Section 3.22    [Reserved]..

Section 3.23    [Reserved]..

Section 3.24    Master Servicer.

The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under this Agreement. The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers’ and Master Servicer’s records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Certificate Administrator by the 15th calendar day of each month as shall be necessary in order for it to prepare the statements specified in Section 5.04, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers as reported to the Master Servicer.

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Section 3.25    Monitoring of Servicers.

(a)          The Master Servicer shall be responsible for reporting to the Trustee and the Depositor the compliance by each Servicer with its duties under this Agreement. In the review of each Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer’s compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with this Agreement, or that a notice should be sent pursuant to this Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Trustee thereof, and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)          The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under this Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph and to Article VIII, terminate the rights and obligations of such Servicer hereunder and act as servicer of the related Mortgage Loans or appoint a successor Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions (other than the advancing function required by Section 3.20 hereof) can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of servicing and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, except as set forth below, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)          To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including, but not limited to, all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Collection Account.

(d)          The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

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(e)          If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer that it replaces.

Section 3.26    Power to Act; Procedures.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.25, shall not permit any Servicer to) and each Servicer agrees that it will not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause the Trust to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action would not cause the Trust to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.09 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

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ARTICLE IV

SERVICER’S MONTHLY REPORTS

Section 4.01	Servicer’s Monthly Reports.

On the 10th calendar day of each month, each Servicer shall deliver to the Master Servicer a Servicer’s Certificate in substance and format mutually acceptable to each Servicer and the Master Servicer setting forth the information necessary in order for the Master Servicer to perform its reporting obligations under this Agreement.

ARTICLE V

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;

REMIC ADMINISTRATION

Section 5.01     Distributions. On each Distribution Date, based solely on the information provided to the Certificate Administrator by the Master Servicer and the Servicers, the Certificate Administrator shall distribute out of the Upper-Tier Certificate Account or the Certificate Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by wire transfer to the account at a bank or other depository institution having appropriate wire transfer facilities specified in writing by such Certificateholder to the Certificate Administrator or, if no such prior written wire transfer instruction has been provided to the Certificate Administrator, by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or by such other means of payment as such Certificateholder and the Certificate Administrator shall agree upon, such Certificateholder’s Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

None of the Holders of any Class of Certificates, the Depositor, the Master Servicer, the Servicers, the Certificate Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

Section 5.02	Priorities of Distributions.

(a)          On each Distribution Date, based solely on the information provided to the Certificate Administrator by the Master Servicer and the Servicers, the Certificate Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Master Servicer pursuant to Sections 3.11(b) and shall pay such funds to the Master Servicer and (2) the Pool Distribution Amount for each Loan Group, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Regular Interests for deposit in the Upper-Tier Certificate Account, as specified in this Section 5.02(a) and then from the Upper-Tier Certificate Account to distributions on the Certificates, paying priorities (i) through (ii) to each Group from the applicable Pool Distribution Amount and priorities (iii) and

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(iv) from the remaining combined Pool Distribution Amounts, in the following order of priority and to the extent of such funds:

(i)           to each Class of Senior Certificates of such Loan Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

(ii)          to the Senior Certificates of a Group, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

(iii)        to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

(A)         to the Class B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(B)         to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

(C)         to the Class B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(D)         to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

(E)         to the Class B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(F)          to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

(G)         to the Class B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(H)         to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

(I)           to the Class B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

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(J)           to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

(K)         to the Class B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

(L)         to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

(iv)         to the Holder of the Class 1-A-R Certificates, any amounts remaining in the Upper-Tier Certificate Account.

No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of “Interest Distribution Amount” after its Class Certificate Balance has been reduced to zero.

All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of “Interest Distribution Amount,” and second with respect to the amount payable pursuant to clause (ii) of such definition.

Distributions on the Uncertificated Lower-Tier Regular Interests. On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated Lower-Tier Regular Interests, the Lower-Tier Distribution Amount in the amounts and with the priorities set forth in the definition thereof.

Realized Losses shall be allocated among the Uncertificated Lower-Tier Regular Interests as specified in the definition of Lower-Tier Realized Losses.

Subsequent Recoveries shall be applied to the Uncertificated Lower-Tier Regular Interests in a manner analogous to the application of Realized Losses of the Uncertificated Lower-Tier Regular Interests.

For federal income tax purposes, the Pass-Through Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates for any Distribution Date shall be expressed as a per annum rate equal to the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier Regular Interests Y-1, Y-2, Y-3 and Y-4, weighted, for each of the foregoing determinations, on the basis of the respective Uncertificated Principal Balance of each such Uncertificated Lower-Tier Regular Interest (computed to eight decimal places), immediately prior to such Distribution Date.

(b)	(i)	With respect to the Class A Certificates of Loan Group 1:

On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Related Group for Loan Group 1 pursuant to Section 5.02(a)(ii) for

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such Distribution Date, will be distributed based solely on the information contained in each Servicer’s Certificate in the following order of priority:

first, to the Class 1-A-R Certificates in respect of Component I thereof until its Class Certificate Balance has been reduced to zero;

second, concurrently, to the Class 1-A-1 Certificates and the Class 1-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

(ii)          With respect to the Class A Certificates of Loan Group 2:

On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Related Group for Loan Group 2 pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed to the Class 2-A-1 Certificates and Class 2-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

(iii)          With respect to the Class A Certificates of Loan Group 3:

On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Related Group for Loan Group 3 pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed to the Class 3-A-1 Certificates and Class 3-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

(iv)          With respect to the Class A Certificates of Loan Group 4:

On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Related Group for Loan Group 4 pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed to the Class 4-A-1 Certificates and Class 4-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

(v)          Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date but on or after the date on which the aggregate Class Certificate Balance of the Class A Certificates of a Group have been reduced to zero, amounts otherwise distributable from the Unscheduled Principal Amounts for the Related Loan Group on the Subordinate Certificates will be paid as principal to the remaining classes of Class A Certificates in accordance with the priorities set forth for the applicable Group in (i), (ii), (iii) or (iv) above, provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate Subordinate Percentage or (b) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy) delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is greater than or equal to 50%. If the Class A Certificates of two or more Groups remain outstanding, the distributions described above will be made to the Class A Certificates of such Groups, pro rata, in proportion to the aggregate Class Certificate Balance of the Class A Certificates of each such Group. In addition, if on any Distribution Date the aggregate Class Certificate Balance of the Class A Certificates of a Group is greater than the Adjusted Pool Amount of the related Loan Group (any such Group, the “Undercollateralized Group” and any

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such excess, the “Undercollateralized Amount”), all amounts otherwise distributable as principal on the Subordinate Certificates pursuant to 5.02(a)(iii)(L), (J), (H), (F), (D) and (B), in that order, will be paid as principal to the Class A Certificates of the Undercollateralized Group in accordance with the priorities set forth for the applicable Group above under (i), (ii), (iii) or (iv) until the aggregate Class Certificate Balance of the Class A Certificates of the Undercollateralized Group equals the Adjusted Pool Amount of the related Loan Group. The amount of any Class Unpaid Interest Shortfalls with respect to the Undercollateralized Group (including any Class Unpaid Interest Shortfalls for such Distribution Date) will be paid to the Undercollateralized Group prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates pursuant to Section 5.02(a)(iii)(L), (J), (H), (F), (D) and (B), in that order: such amount will be paid to such Undercollateralized Group in accordance with the priorities set forth in Section 5.02(a)(i) up to their Interest Distribution Amounts for such Distribution Date. If two or more Groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Certificate Balance of the Class A Certificates of each such Group exceeds the Adjusted Pool Amount of the related Loan Group.

On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Class A Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

(c)          On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class’s pro rata share, based on such Class’s Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls, and (B) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date. In addition, on each Distribution Date on and after the Senior Credit Support Depletion Date, Accrued Certificate Interest for each Class of Certificates relating to a Loan Group for such Distribution Date also shall be reduced by such Class’s pro rata share, based on such Class’s Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of any Realized Loss on a Mortgage Loan in the Related Loan Group allocable to interest.

(d)          Notwithstanding the priority and allocation contained in Section 5.02(a)(iii), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Stated Principal Balance for all Loan Groups immediately prior to such Distribution Date (the “Fractional Interest”) is less than the Original Fractional Interest for such Class, no Unscheduled Principal Payments will be made to any Classes junior to such Class (the “Restricted Classes”) and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iii).

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Section 5.03	Allocation of Losses.

(a)          On or prior to the 10th calendar day of each month, each Servicer shall inform the Master Servicer in writing with respect to each Mortgage Loan it services: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. The Master Servicer shall provide such information to the Certificate Administrator and, based on such information, the Certificate Administrator shall determine and allocate the total amount of Realized Losses with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes pursuant to Section 5.03(b) below.

(b)          The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) equals the sum of the Adjusted Pool Amounts for such Distribution Date.

After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates of the Related Loan Group in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Senior Certificates of such Related Loan Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on the Mortgage Loans in the Related Loan Group on such Distribution Date) exceeds the Adjusted Pool Amount for such Loan Group and such Distribution Date.

Any such reduction shall be allocated among the Classes of Senior Certificates of the Related Group pro rata based on the Class Certificate Balances immediately prior to such Distribution Date.

(c)          Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class pro rata in proportion to their respective Percentage Interests.

(d)          The calculation of the amount to be distributed as principal to any Class of Certificates with respect to a Distribution Date (the “Calculated Principal Distribution”) shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, that the actual distribution of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated Principal Distribution for a Class of Subordinated Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed pro rata to the Classes of Subordinate Certificates in accordance with their remaining Class Certificate Balances.

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(e)          After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 1-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-2 Certificates will be reduced by the Class 1-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-2 Loss Allocation Amount. After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 2-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-2 Certificates will be reduced by the Class 2-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balances of the Class 2-A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount. After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 3-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 3-A-2 Certificates will be reduced by the Class 3-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss Allocation Amount. After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 4-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 4-A-2 Certificates will be reduced by the Class 4-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 4-A-1 Certificates will not be reduced by the Class 4-A-2 Loss Allocation Amount.

(f)           If, after taking into account any Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Class Certificate Balance of the Class of Certificates with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to this Section 5.03. The amount of any remaining Subsequent Recoveries will be applied to sequentially increase the Class Certificate Balance of the Certificates, beginning with the Class of Certificates with the next highest payment priority, up to the amount of such Realized Losses previously allocated to such Class or Classes of Certificates pursuant to this Section 5.03. Holders of such Certificates will not be entitled to any payments in respect of current interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Class Certificate Balance of each Certificate of such Class in accordance with its respective Fractional Interest.

(g)          Notwithstanding any other provision of this Section 5.03, no Class Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

Section 5.04	Statements to Certificateholders.

(a)          Prior to the Distribution Date in each month, based solely upon the information provided to the Certificate Administrator by the Master Servicer and on each Servicer’s Certificate delivered to the Master Servicer pursuant to Section 4.01, the Certificate Administrator shall determine the following information with respect to such Distribution Date:

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(i)           the date of such Distribution Date and the Determination Date for such Distribution Date;

(ii)        for each Class, the applicable Record Date and Interest Accrual Period;

(iii)        for each Loan Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

(iv)         for each Loan Group, the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

(v)          if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(vi)         the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

(vii)       for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

(viii)      for each Group, the Senior Percentage and the Subordinate Percentage for the following Distribution Date and the Total Senior Percentage and Aggregate Subordinate Percentage for the following Distribution Date;

(ix)         the amount of the Servicing Fee paid to or retained by each Servicer with respect to each Loan Group and such Distribution Date;

(x)          the amount of the Master Servicing Fee retained by the Master Servicer with respect to such Distribution Date;

(xi)         the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

(xii)       for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date and the amount of Periodic Advances reimbursed since the previous Distribution Date;

(xiii)      the amount of Servicing Advances made since the previous Distribution Date and the aggregate amount of Servicing Advances outstanding as of the close of business on such Distribution Date;

(xiv)      the number and aggregate Stated Principal Balance of the Mortgage Loans, the Net WAC, the ranges of Mortgage Interest Rates for the Mortgage Loans,

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separated by 0.25%, the weighted average remaining term to maturity of the Mortgage Loans and the cumulative amount of Principal Prepayments, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xv)       for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) in 30-day increments until foreclosure or other disposition (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xvi)      for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

(xvii)     for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

(xviii)   for each Loan Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

(xix)      for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month;

(xx)      for each Loan Group, the amount of any Subsequent Recoveries;

(xxi)      any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

(xxii)     any material modifications, extensions or waivers as to Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date and cumulatively since the Cut-off Date;

(xxiii)   unless such information is set forth in the Form 10-D relating to such Distribution Date and provided the Certificate Administrator is reasonably able to include such information on the statement, any material breaches of representations and warranties relating to the Mortgage Loans and any material breach of covenants hereunder; and

(xxiv)    the number and aggregate principal balance of any Mortgage Loans repurchased by the Depositor from the Trust since the previous Distribution Date.

(b)          No later than each Distribution Date, the Certificate Administrator shall make available on its website at www.usbank.com.mbs a statement substantially in the form of Exhibit T hereto (the “Distribution Date Statement”) setting forth the information set forth in Section 5.04(a) and shall provide a copy of such Distribution Date Statement to the Trustee. Upon written request, the Certificate Administrator shall mail a paper copy of the Distribution Date Statement to any Person that is unable to use www.usbank.com.mbs. The Certificate

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Administrator shall have the right to change the way statements are distributed in order to make such distribution more convenient and/or accessible to the Certificateholders and the Rating Agencies and the Certificate Administrator shall provide timely notice to all regarding such changes.

In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

On each Distribution Date, the Certificate Administrator shall prepare and furnish to the Financial Market Service, in electronic or such other format and media mutually agreed upon by the Certificate Administrator, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

Within a reasonable period of time after the end of each calendar year, the Certificate Administrator shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Certificate Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Administrator pursuant to any requirements of the Code as from time to time in force.

The Certificate Administrator shall deliver to the Holders of Certificates and the Trustee any reports or information the Certificate Administrator is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Certificate Administrator shall prepare and provide to the Certificateholders and the Trustee (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Certificate Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Certificate Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders’ gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC’s assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Certificate Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Certificate Administrator periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate, any Certificateholders, or any other Person from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor’s initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

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Section 5.05	Tax Returns and Reports to Certificateholders.

(a)          For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

(b)          The Certificate Administrator shall prepare or cause to be prepared, shall cause to be timely signed by the Trustee, and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Certificate Administrator shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

(c)          In the first federal income tax return of each of the Upper-Tier and the Lower-Tier REMIC for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

(d)          The Certificate Administrator will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

Section 5.06      Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a “tax matters partner” under Subchapter C of Chapter 63 of Subtitle F of the Code. The Seller, as Holder of a Percentage Interest in the Class 1-A-R Certificates, is hereby designated as the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC. By its acceptance of a Class 1-A-R Certificate, each Holder thereof irrevocably appoints the Certificate Administrator to act as agent for the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC, except that the Certificate Administrator shall not be required to pay any taxes.

Section 5.07     Rights of the Tax Matters Person in Respect of the Certificate Administrator. The Certificate Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Certificate Administrator in respect of its duties hereunder and access to officers of the

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Certificate Administrator responsible for performing such duties. The Certificate Administrator shall make available to the Tax Matters Person such books, documents or records relating to the Certificate Administrator’s services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Certificate Administrator and is not obligated to supervise the performance of the Certificate Administrator under this Agreement or otherwise.

Section 5.08      REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Certificate Administrator, the Depositor and each Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

(a)          The Trustee shall not create, or permit the creation of, any “interests” in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Regular Interests.

(b)          Except as otherwise provided in the Code, (i) the Depositor and each Servicer shall not contribute to the Trust Estate and the Custodian, on behalf of the Trustee, and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either “qualified mortgages” or “permitted investments” as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to each REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

(c)          Except as otherwise provided in this Agreement, neither the Trustee nor the Certificate Administrator shall accept on behalf of either REMIC any fee or other compensation for services and none of the Certificate Administrator, the Trustee or any Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

(d)          Neither the Servicers, the Trustee, nor the Certificate Administrator shall sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a “qualified liquidation” of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

(e)          The Certificate Administrator shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

None of the Master Servicer, the Servicers, the Certificate Administrator or the Trustee shall engage in a “prohibited transaction” (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee or the Certificate Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the Servicers shall have delivered to the Trustee and the Certificate Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will

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not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicers shall have demonstrated to the satisfaction of the Trustee and the Certificate Administrator that such action will not adversely affect the rights of the Holders of the Certificates, the Certificate Administrator, or the Trustee and that such action will not adversely impact the rating of the Certificates.

ARTICLE VI

THE CERTIFICATES

Section 6.01    The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibit A-1, Exhibit A-2, Exhibit B and Exhibit C, as applicable, and shall, on original issue, be executed by the Trustee and shall be authenticated and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Custodian, on behalf of the Trustee, of the documents specified in Section 2.01. The Senior Certificates (other than the Class 1-A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $10,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $10,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). Other than the 0.01% Percentage Interest in the Class 1-A-R Certificates to be held by the Seller, the minimum denomination of the Class 1-A-R Certificates will be 20% of the Percentage Interest of the Class 1-A-R Certificates. The Senior Certificates (other than the Class 1-A-R Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or its designee, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

Section 6.02	Registration of Transfer and Exchange of Certificates.

(a)          The Certificate Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Certificate Administrator is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Administrator shall initially serve

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as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

(b)          At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

(c)          (i)      Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Depository shall be the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Certificate Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

(ii)          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

(iii)        If (A) (1) the Depositor advises the Certificate Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Certificate Administrator or the Depositor is unable to locate a qualified successor, or (B) to the extent permitted by law, the Depositor at its option advises the Certificate Administrator in writing that it elects to terminate the book-entry system through the Depository, the Certificate Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to Certificate Owners. Upon surrender to the Certificate Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository

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for registration, the Certificate Administrator shall prepare the Definitive Certificates, which will be executed and authenticated by the Trustee pursuant to clause (b) above. None of the Servicers, the Depositor, the Certificate Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Certificate Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Holders of the Definitive Certificates shall be recognized as Certificateholders hereunder.

(d)          No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Certificate Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Certificate Administrator or the Depositor and (ii) the Certificate Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Certificate Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, the Servicers, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Master Servicer, the Certificate Administrator, each Servicer, the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(e)          No transfer of an ERISA Restricted Certificate or a Residual Certificate shall be made unless the transferee delivers to the Certificate Administrator either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer or the Servicers, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to Title I of ERISA, Section 4975 of the Code, or any federal, state or local law which is similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) (collectively, a “Plan”), or a trustee or custodian of any of the foregoing, an Opinion of Counsel for the benefit of the Trustee, Servicers, the Master Servicer and the Certificate Administrator upon which they may rely that the purchase of the ERISA

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Restricted Certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or Similar Law, and will not subject the Certificate Administrator, the Trustee, the Master Servicer or the Servicers to any obligation or liability in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Certificate Administrator, the Trustee, the Master Servicer or the Servicers. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of a Residual Certificate to or on behalf of a Plan shall be void and of no effect. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Certificate Administrator, the Trustee, the Master Servicer and the Servicers of an Opinion of Counsel satisfactory to the Certificate Administrator and the Servicers as described above shall be void and of no effect.

None of the Trustee, the Certificate Administrator, the Servicers, the Master Servicer or the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Certificate Administrator and the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

To the extent permitted under applicable law (including, but not limited to, ERISA), none of the Depositor, the Certificate Administrator, the Master Servicer or the Trustee shall be under any liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.

(f)           Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)           Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)          No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)        In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the proposed transferee shall deliver to the Certificate

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Administrator, in form and substance satisfactory to the Certificate Administrator, an affidavit in the form of Exhibit I-1 hereto, and the proposed transferor shall deliver to the Certificate Administrator, in form and substance satisfactory to the Certificate Administrator, a transferor certificate in the form of Exhibit I-2 hereto.

(iv)         Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Certificate Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected by the Certificate Administrator.

(v)          No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor, the Depositor and the Certificate Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to the transferor, the Depositor and the Certificate Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

(vi)         Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Certificate Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Certificate Administrator and the Depositor shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Certificate Administrator or the Depositor shall be distributed and delivered by the Certificate Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

(vii)       If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Certificate Administrator, based on information provided to the Certificate Administrator by each Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to

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compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Certificate Administrator under this clause (vii) shall be reimbursable by the Trust.

(viii)      No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

(g)          [Reserved]

(h)          No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(i)           All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 6.03    Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Certificate Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Certificate Administrator, the Trustee or the Certificate Registrar that such Certificate has been acquired by a protected purchaser, the Trustee shall execute and authenticate and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.04      Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicers, the Certificate Administrator, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicers, the Certificate Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicers, the Master Servicer, the Certificate Administrator, the Trustee, the Certificate Registrar or any agent of the Depositor, the Servicers, the Certificate Administrator, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

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ARTICLE VII

THE DEPOSITOR, THE MASTER SERVICER AND THE SERVICERS

Section 7.01      Respective Liabilities of the Depositor, the Master Servicer and the Servicers. The Depositor, the Master Servicer and each Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor, the Master Servicer and each Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of either Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 7.02      Merger or Consolidation of the Depositor, the Master Servicer or a Servicer. The Depositor, the Master Servicer and each Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, the Master Servicer or either Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor, the Master Servicer or such Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or such Servicer, shall be the successor of the Depositor, the Master Servicer or the applicable Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the applicable Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

Section 7.03     Limitation on Liability of the Depositor, the Master Servicer, the Servicers and Others; Liability of Master Servicer and Servicers.

(a)          None of the Depositor, the Master Servicer, either Servicer or any of the directors, officers, employees or agents of the Depositor, the Master Servicer or of a Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Servicers or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, each Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or a Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, each

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Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or a Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Master Servicer or either Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Master Servicer or a Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor, the Master Servicer and each Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the related Servicer Custodial Account as provided by Section 3.11.

(b)          Subject to clause (a) above, each Servicer (except the Trustee if it is required to succeed the Servicer hereunder) indemnifies and holds the Trustee, the Master Servicer, the Certificate Administrator, the Depositor and the Trust harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Master Servicer, the Certificate Administrator, the Depositor and the Trust may sustain in any way related to the failure of such Servicer to perform its duties and service the Mortgage Loans in compliance with this Agreement. The related Servicer, the Trustee, the Master Servicer, the Certificate Administrator and the Depositor shall notify the other parties if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the related Servicer shall assume (with the consent of the Trustee and the Depositor) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against any Servicer, the Trustee, the Master Servicer, the Certificate Administrator, the Depositor or the Trust in respect of such claim. The provisions of this Section 7.03(b) shall survive the resignation or removal of any Servicer, the termination of this Agreement and the payment of the outstanding Certificates.

(c)          In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, a Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee and the Certificate Administrator if it has notice of such potential liabilities.

(d)          A Servicer shall not be liable for any acts or omissions of any other Servicer, except as otherwise expressly provided herein.

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(e)          Subject to clause (a) above, the Master Servicer indemnifies and holds the Trustee, the Certificate Administrator, the Depositor and the Trust harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Administrator, the Depositor and the Trust may sustain related to the failure of the Master Servicer to perform its duties and master service the Mortgage Loans in compliance with this Agreement. The Master Servicer, the Trustee, the Certificate Administrator and the Depositor shall notify the other parties if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Master Servicer shall assume (with the consent of the Trustee and the Depositor) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Trustee, the Master Servicer, the Certificate Administrator, the Depositor or the Trust in respect of such claim. The provisions of this Section 7.03(e) shall survive the resignation or removal of the Master Servicer, the termination of this Agreement and the payment of the outstanding Certificates.

(f)           The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account as provided by Section 3.11(b) hereof. Nothing in this Section 7.03(f) shall affect the Master Servicer’s obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Sections 3.24 and 3.25 hereof.

Section 7.04      Depositor, Master Servicer and Servicers Not to Resign. Subject to the provisions of Section 7.02, none of the Depositor, the Master Servicer or any Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor, the Master Servicer or a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Administrator. No such resignation by a Servicer shall become effective until the Master Servicer or a successor Servicer shall have assumed such Servicer’s responsibilities and obligations in accordance with Section 8.05 hereof, and no such resignation by the Master Servicer shall become effective unless and until the Certificate Administrator shall also resign and be removed in accordance with Section 9.06 hereof.

Section 7.05     Successor Master Servicer. If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of such Master Servicer hereunder arising thereafter (except that the Trustee or any successor Master Servicer shall not be (a) liable for any acts or omissions of such

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predecessor Master Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law, (c) deemed to have made any representations or warranties of such predecessor Master Servicer hereunder, (d) fund any losses on any Permitted Investment directed by such predecessor Master Servicer, or (e) obligated to perform any obligation of the Master Servicer under Section 12.06 or Section 12.08 with respect to any period of time during which the Trustee or such successor Master Servicer was not acting as the Master Servicer). Any such assumption shall be subject to Section 8.05 hereof and shall require the removal of the Certificate Administrator in accordance with Section 9.06 hereof.

In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer, the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Trustee and such successor master servicer shall agree. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

All costs incurred in connection with the transition of the master servicing to the Trustee or the successor Master Servicer shall be paid by the predecessor Master Servicer, and if not so paid shall be reimbursed to the Trustee by the Trust. If the Trustee is acting as Master Servicer pursuant to either Section 7.04 or Section 8.05, all costs incurred by the Trustee acting as Master Servicer in connection with the transition of master servicing from the Trustee to a successor Master Servicer shall be paid by the predecessor Master Servicer from which the Trustee took over as Master Servicer pursuant to either Section 7.04 or Section 8.05, and if not so paid shall be reimbursed to the Trustee by the Trust.

Section 7.06     Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and the Depositor may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee and the Depositor (as evidenced in a writing signed by the Trustee and the Depositor); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement and any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer, and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer’s Certificate and an Opinion of Counsel addressed to the Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of

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this Agreement; (iv) in the event the Master Servicer is terminated without cause by the Depositor, the Depositor shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer; and (v) the Certificate Administrator shall also resign and be removed in accordance with Section 9.06 hereof. No such assignment or delegation shall affect any rights or liabilities of the Master Servicer arising prior to the effective date thereof.

ARTICLE VIII

DEFAULT

Section 8.01      Events of Default. If any one of the following events (“Events of Default”) shall occur and be continuing:

(a)          any failure by the Master Servicer or a Servicer to deposit amounts in the Certificate Account, Collection Account or the related Servicer Custodial Account, respectively, in the amount and manner provided herein so as to enable the Certificate Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied for a period of one day after the date upon which written notice of such failure shall have been given to the Master Servicer or such Servicer; or

(b)          failure on the part of the Master Servicer or a Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer or such Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or such Servicer by the Certificate Administrator, the Trustee or the Depositor, or to the Master Servicer, the Servicers, the Depositor, the Certificate Administrator and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

(c)          any breach of a representation or warranty made by a Servicer or the Master Servicer under this Agreement, which materially and adversely affects the interests of the Certificateholders, and which breach continues unremedied for a period of 30 days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given to such Servicer by the Master Servicer, the Certificate Administrator, the Trustee or the Depositor, or to the Servicers, the Master Servicer, the Depositor, the Certificate Administrator and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

(d)          the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer or a Servicer, or for the winding up or liquidation of the Master

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Servicer or a Servicer’s affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(e)          the consent by the Master Servicer or a Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or a Servicer or of or relating to substantially all of its property; or the Master Servicer or a Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(f)           the failure by the Master Servicer or a Servicer to duly perform, within the required time period, its obligations under Article XII;

then, and in each and every such case (other than an Event of Default described in clause (a) hereof regarding a failure to make required Periodic Advances), (i) so long as an Event of Default in respect of a Servicer shall not have been remedied by the applicable Servicer, the Master Servicer may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to such Servicer, terminate all of the rights and obligations of such Servicer under this Agreement and (ii) so long as an Event of Default in respect of the Master Servicer shall not have been remedied by the Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement. If an Event of Default described in clause (a) hereof regarding a failure to make required Periodic Advances shall occur in respect of a Servicer, the Master Servicer shall, by notice to the related Servicer, terminate all of the rights and obligations of such Servicer under this Agreement and the Master Servicer, as successor Servicer, or another successor Servicer appointed by the Master Servicer pursuant to Section 8.05, shall make the Periodic Advance which such Servicer failed to make (subject to the Master Servicer’s determination as to the recoverability of such Periodic Advance). If an Event of Default described in clause (a) hereof regarding a failure to make required Periodic Advances shall occur in respect of the Master Servicer, the Trustee shall, by notice to the Master Servicer, terminate all of the rights and obligations of the Master Servicer under this Agreement and the Trustee, as successor Servicer, or another successor Servicer appointed by the Trustee, acting as successor Master Servicer, pursuant to Section 8.05, shall make the Periodic Advance which the Master Servicer failed to make. Any Event of Default described in this Section 8.01 in respect of the Master Servicer shall include and refer to the Master Servicer acting as Master Servicer and as Certificate Administrator.

On or after the receipt by a Servicer of a written notice of termination pursuant to this Section 8.01, all authority and power of such Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer (or in the successor Servicer appointed by the Depositor, for any Event of Default pursuant to Section 8.01(f)), subject to Sections 3.25 and 8.05 hereof, pursuant to and under this Section 8.01, unless and until such time as the Master Servicer, if applicable, shall

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appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Master Servicer (or the successor Servicer appointed by the Depositor, as the case may be) is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. Each Servicer agrees to cooperate with the Master Servicer (or the successor Servicer appointed by the Depositor, as the case may be) in effecting the termination of the responsibilities and rights of such Servicer hereunder, including, without limitation, the transfer to the Master Servicer (or the successor Servicer appointed by the Depositor, as the case may be), for the administration by it, of all amounts that have been deposited by such Servicer in the related Servicer Custodial Account or thereafter received by such Servicer with respect to the Mortgage Loans.

The Master Servicer (or the successor Servicer appointed by the Depositor, as the case may be) shall be entitled to be reimbursed by the Servicer (or by the Trust, if the Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer (or the successor Servicer appointed by the Depositor, as the case may be) to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer (or the successor Servicer appointed by the Depositor, as the case may be) to service the Mortgage Loans properly and effectively.

If the Master Servicer acts as a successor Servicer, it shall not assume liability for the representations and warranties of the Servicer that it replaces. The Master Servicer shall use reasonable efforts to have any successor Servicer assume liability for the representations and warranties made by the terminated Servicer, and, in the event of any such assumption by the successor Servicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

On or after the receipt by the Master Servicer of a written notice of termination pursuant to this Section 8.01, all authority and power of the Master Servicer and Certificate Administrator under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee (or in the successor Master Servicer appointed by the Depositor, for any Event of Default pursuant to Section 8.01(f)), subject to Section 8.05 hereof, pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Master Servicer and Certificate Administrator pursuant to Section 8.05, and, without limitation, the Trustee (or the successor Master Servicer appointed by the Depositor, as the case may be) is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer and Certificate Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Master Servicer and Certificate Administrator agree to cooperate with the Trustee (or the successor Master Servicer appointed by the Depositor, as the case may be) in effecting the termination of the responsibilities and rights of the Master Servicer and Certificate Administrator hereunder, including, without limitation, the transfer to the Trustee (or the successor Master Servicer appointed by the Depositor, as the case may be), for the administration by it, of all amounts that have been deposited by the Master Servicer or Certificate Administrator in the Collection

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Account or the Certificate Account or thereafter received by the Master Servicer or Certificate Administrator with respect to the Mortgage Loans.

Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys’ fees) incurred in connection with transferring the servicing files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer (or, if the predecessor Servicer is the Master Servicer, by the predecessor to such predecessor, or, if not so paid, by the Trust). All costs and expenses (including attorneys’ fees) incurred in connection with transferring the master servicing files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer (or, if the predecessor Master Servicer is the Trustee, by the predecessor to such predecessor, or, if not so paid, by the Trust). Notwithstanding the termination of the Master Servicer or any Servicer pursuant hereto, the Master Servicer and each Servicer shall remain liable for any causes of action arising out of any Event of Default relating to the Master Servicer or such Servicer, respectively, occurring prior to such termination.

The Master Servicer may waive any Event of Default with respect to a Servicer, and the Holders of Certificates entitled to at least 66 2/3% of the Voting Rights allocated to the Classes of Certificates affected by an Event of Default may, on behalf of all Certificateholders, waive any events permitting removal of the Master Servicer as the Master Servicer or a Servicer as servicer pursuant to this Article VIII, provided, however, that an Event of Default involving making a required distribution on a Certificate may only be waived by all Holders of Certificates, provided further, however, that any Event of Default under Section 8.01(f) may only be waived with the consent of the Depositor. Upon any waiver of a past default, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Certificate Administrator to the Rating Agencies.

Section 8.02     Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 8.03    Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates

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evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

Section 8.04      Action upon Certain Failures of the Master Servicer or a Servicer and upon Event of Default. In the event that a Responsible Officer of the Certificate Administrator or the Trustee shall have actual knowledge of any failure of the Master Servicer or a Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Master Servicer’s or such Servicer’s failure to remedy the same after notice, the Certificate Administrator or the Trustee, as the case may be, shall give notice thereof to the Master Servicer or such Servicer, as applicable. If a Responsible Officer of the Certificate Administrator or the Trustee shall have knowledge of an Event of Default, the Certificate Administrator or the Trustee, as the case may be, shall give prompt written notice thereof to the Certificateholders.

Section 8.05	Trustee and Master Servicer to Act; Appointment of Successors.

(a)          If an Event of Default (other than an Event of Default pursuant to Section 8.01(f)) occurs with respect to the Master Servicer, the Trustee shall take action as follows:

(i)           On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall, subject to the provisions of Section 7.05 hereof, be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 7.05. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Master Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $15,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part

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of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of the Trustee or any other successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall the Trustee or any other successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such predecessor Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b)          If an Event of Default (other than an Event of Default pursuant to Section 8.01(f)) occurs with respect to a Servicer, the Master Servicer shall take action as follows:

(i)           On and after the time a Servicer receives a notice of termination pursuant to Section 8.01, the Master Servicer shall, subject to the provisions of Section 3.25 hereof, be the successor in all respects to such Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.25. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Master Servicer, acting in its capacity as successor to a Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b)(ii), as compensation therefor, the Master Servicer shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Master Servicer may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $15,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of the Master Servicer or any other successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as a Servicer, nor shall the Master Servicer or any other successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such predecessor Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer

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hereunder, unless the Master Servicer is prohibited by law from so acting, the Master Servicer shall act in such capacity as provided above. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(ii)          In connection with the appointment of a successor Servicer or the assumption of the duties of a Servicer, as specified in Section 8.05(b)(i), the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree, not to exceed the Servicing Fee Rate.

(c)          If an Event of Default pursuant to Section 8.01(f) occurs with respect to a Servicer or the Master Servicer, on and after the time such Servicer or the Master Servicer receives a notice of termination pursuant to Section 8.01, the successor to such Servicer or the Master Servicer appointed by the Depositor shall be the successor in all respects to such Servicer or the Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer or the Master Servicer by the terms and provisions hereof. The successor to such Servicer or Master Servicer shall be an established housing and home finance institution having a net worth of not less than $15,000,000; provided, however, that any such institution appointed as successor Servicer or Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer or Master Servicer, as applicable. The appointment of the successor Servicer or Master Servicer shall not affect any liability of the predecessor Servicer or Master Servicer, as applicable, which may have arisen under this Agreement prior to its termination as a Servicer or Master Servicer, nor shall the successor Servicer or Master Servicer be liable for any acts or omissions of the predecessor Servicer or Master Servicer, as applicable, or for any breach by such predecessor Servicer or Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Any such successor Servicer or Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. In connection with the appointment of a successor Servicer or the assumption of the duties of a Servicer, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree, not to exceed the Servicing Fee Rate.

Section 8.06    Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer or a Servicer pursuant to this Article VIII, the Certificate Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

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ARTICLE IX

THE TRUSTEE AND CERTIFICATE ADMINISTRATOR

Section 9.01     Duties of Trustee and the Certificate Administrator.

(a)          The Trustee prior to the occurrence of an Event of Default with respect to the Master Servicer and after the curing or waiver of all Events of Default with respect to the Master Servicer which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default with respect to the Master Servicer has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. The Certificate Administrator shall perform such duties and only such duties as are specifically required of it, as set forth in this Agreement.

The Trustee and the Certificate Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Certificate Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided however that neither the Trustee nor the Certificate Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicers or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee or the Certificate Administrator, as the case may be, shall notify the Certificateholders of such instrument in the event that the Trustee or the Certificate Administrator, as the case may be, after so requesting, does not receive a satisfactorily corrected instrument.

(b)          No provision of this Agreement shall be construed to relieve the Trustee or the Certificate Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misfeasance; provided, however, that:

(i)           Prior to the occurrence of an Event of Default with respect to the Master Servicer of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or waiver of all such Events of Default with respect to the Master Servicer which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement; neither the Trustee nor the Certificate Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Certificate Administrator and, in the absence of bad faith on the part of the Trustee and the Certificate Administrator, the Trustee and the Certificate Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Certificate

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Administrator by the Depositor, the Master Servicer or any Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)          Neither the Trustee (in its individual capacity) nor the Certificate Administrator (in its individual capacity) shall be personally liable for an error of judgment made in good faith by any Responsible Officer or other officers thereof, unless it shall be proved that the Trustee or the Certificate Administrator, as the case may be, was negligent in ascertaining the pertinent facts;

(iii)         Neither the Trustee (in its individual capacity) nor the Certificate Administrator (in its individual capacity) shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

(iv)         The Trustee shall not be charged with knowledge of any default or Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such default or Event of Default or any officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office. In the absence of such notice or actual knowledge, the Trustee may conclusively assume that there is no default or Event of Default; and

(v)          The Certificate Administrator shall not be charged with knowledge of any default (other than a default in payment to the Certificate Administrator) unless a Responsible Officer of the Certificate Administrator assigned to working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Certificate Administrator receives written notice of such failure or event at its Corporate Trust Office and in the absence of receipt of such notice or actual knowledge, the Certificate Administrator may conclusively assume that there is no default or Event of Default;

(vi)         No provision in this Agreement shall require the Trustee or the Certificate Administrator to expend or risk its own funds (including, without limitation, the making of any Advance by the Trustee as a successor Master Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Certificate Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Certificate Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Certificate Administrator to perform, or be responsible for the manner or performance of, any of the obligations of a Servicer under this Agreement, except, with respect to the Master Servicer, during such time, if any, as the Master Servicer shall be the successor to, and be vested with the rights, duties, powers and privileges of, a predecessor Servicer in accordance with the terms of this Agreement; and

(vii)       Neither the Certificate Administrator nor the Trustee shall have a duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement, or to see to the

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maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, or (C) to see to the payment or discharge or any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Certificate Account.

Section 9.02     Certain Matters Affecting the Trustee and Certificate Administrator.

Except as otherwise provided in Section 9.01:

(i)           Each of the Trustee and the Certificate Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper parties;

(ii)          Each of the Trustee and the Certificate Administrator may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)         Neither the Trustee nor the Certificate Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Certificate Administrator, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)         Neither the Trustee nor the Certificate Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)          Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by

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Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

(vi)         Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Certificate Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Certificate Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Certificate Administrator, not reasonably assured to the Certificate Administrator by the security afforded to it by the terms of this Agreement, the Certificate Administrator may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

(vii)       The right of the Trustee and the Certificate Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Certificate Administrator nor the Trustee shall be answerable for other than it negligence or willful misconduct in the performance of such act;

(viii)      Neither the Trustee nor the Certificate Administrator shall be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

(ix)         The Certificate Administrator and the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or the Custodian or any other custodian or nominee, and neither the Trustee nor the Certificate Administrator shall be responsible for any misconduct or negligence on the part of (1) any such agent, attorney or custodian appointed by them with due care, or (2) the Custodian.

Section 9.03     Neither Trustee nor Certificate Administrator Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the authentication of, the Certificates by the Trustee) shall not be taken as the statements of the Trustee or the Certificate Administrator, and neither the Trustee nor the Certificate Administrator assumes responsibility for their correctness. Neither the Trustee nor the Certificate Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Certificate Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal,

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valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law). Neither the Trustee nor the Certificate Administrator shall be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or any Servicer in respect of the Mortgage Loans or deposited into a Servicer Custodial Account, the Collection Account or any other account hereunder (other than the Certificate Account) by the Master Servicer or a Servicer.

Neither the Trustee nor the Certificate Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of a predecessor Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of a predecessor Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer); the compliance by the Depositor, the Master Servicer or the Servicers with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or a Servicer or any loss resulting therefrom, it being understood that the Trustee and the Certificate Administrator shall remain responsible for any part of the Trust Estate that either party may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of a predecessor Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer), any Servicer, any Subservicer or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of a predecessor Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer), any Servicer or any Subservicer taken in the name of the Trustee or the Certificate Administrator; the failure of the Master Servicer, any Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee or the Certificate Administrator hereunder; or any action by the Trustee or the Certificate Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of a predecessor Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer) or any Servicer; provided, however, that the foregoing shall not relieve the Trustee or the Certificate Administrator of its obligation to perform its duties under this Agreement.

Section 9.04      Trustee and Certificate Administrator May Own Certificates. Each of the Trustee and the Certificate Administrator in their individual or any other capacities may

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become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or Certificate Administrator and may otherwise deal with the Master Servicer, any Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee or the Certificate Administrator.

Section 9.05    Eligibility Requirements for Trustee, Certificate Administrator. Each of the Trustee and the Certificate Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or certificate administrator hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least “A” by Fitch and S&P and “A2” by Moody’s or (ii) whose serving as Trustee or Certificate Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor, the Master Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Certificate Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Certificate Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06. The Certificate Administrator and any successor Certificate Administrator may not be the Depositor or an affiliate of the Depositor, or an originator, the Master Servicer, a Servicer or subservicer of the Mortgage Loans, unless the Certificate Administrator is an institutional trust department.

Section 9.06   Resignation and Removal of Trustee and the Certificate Administrator. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Master Servicer and the Servicers and mailing a copy of such notice to all Holders of record. The Certificate Administrator may at any time resign (including in connection with the resignation or termination of the Master Servicer) by giving written notice thereof to the Trustee and the Depositor and mailing a copy of such notice to all Holders of record; provided that any resignation and removal of the Certificate Administrator shall not be effective unless and until the Master Servicer resigns and is removed in accordance with Section 7.04 hereof. The Trustee or the Certificate Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or Certificate Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Certificate Administrator, as applicable, and one copy to the successor Trustee or Certificate Administrator, as applicable. If no successor Trustee or Certificate Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Certificate Administrator may

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petition any court of competent jurisdiction for the appointment of a successor Trustee or Certificate Administrator.

If (i) at any time the Trustee or the Certificate Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by a Servicer, (ii) at any time the Trustee or the Certificate Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or conservator of the Trustee or the Certificate Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Certificate Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) the Certificate Administrator fails to timely comply with Article XII, or (iv) the Certificate Administrator is the Master Servicer, and a successor master servicer is appointed pursuant to Section 7.05 or Sections 8.01 and 8.05, then the Depositor may remove the Trustee or the Certificate Administrator, as the case may be, and appoint a successor Trustee or Certificate Administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or the Certificate Administrator, as applicable, so removed and one copy to the successor.

The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee or the Certificate Administrator by written instrument or instruments delivered to the Servicers and the Trustee or the Certificate Administrator, as applicable; the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor Trustee or Certificate Administrator, as the case may be, in accordance with this Section 9.06.

Any resignation or removal of the Trustee or Certificate Administrator and appointment of a successor Trustee or successor Certificate Administrator pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Certificate Administrator, as the case may be, as provided in Section 9.07. Notwithstanding the foregoing, in the event the Certificate Administrator advises the Trustee that it is unable to continue to perform its obligations pursuant to the terms of this Agreement prior to the appointment of a successor, the Trustee shall be obligated to perform such obligations until a new Certificate Administrator is appointed. Such performance shall be without prejudice to any claim by a party hereto or beneficiary hereof resulting from the Certificate Administrator’s breach of its obligations hereunder. As compensation therefore, the Trustee shall be entitled to all fees the Certificate Administrator would have been entitled to if it had continued to act hereunder.

Section 9.07     Successor Trustee or Certificate Administrator. Any successor Trustee or successor Certificate Administrator appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee or Certificate Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Certificate Administrator shall become effective and such successor Trustee or Certificate Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Certificate Administrator, as applicable, herein. The predecessor Trustee or

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Certificate Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or Certificate Administrator, as the case may be, all related documents and statements, and money and other property held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Certificate Administrator in the administration hereof as may be reasonably requested by the successor Trustee or Certificate Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee or Certificate Administrator has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Certificate Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

No successor Trustee or Certificate Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Certificate Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

Upon acceptance of appointment by a successor Trustee or Certificate Administrator, as applicable, as provided in this Section 9.07, the Certificate Administrator shall cooperate to mail notice of the succession of such Trustee or Certificate Administrator, as the case may be, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

Section 9.08     Merger or Consolidation of Trustee or the Certificate Administrator. Any corporation or banking association into which either the Trustee or the Certificate Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Certificate Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Certificate Administrator, shall be the successor of the Trustee or the Certificate Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.09      Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no

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notice to Holders of Certificates of the appointment of a co-trustee or a separate trustee shall be required under Section 9.07.

In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular acts are to be performed, the Trustee shall be incompetent or unqualified to perform such acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 9.10     Authenticating Agents. The Trustee may appoint one or more authenticating agents (“Authenticating Agents”) which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be HSBC Bank USA, National Association. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee’s certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Certificate Administrator and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a combined capital and surplus of at least $15,000,000,

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authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Certificate Administrator and to the Master Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Certificate Registrar and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and the Certificate Administrator and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Each Authenticating Agent shall be entitled to the rights and benefits and immunities of this Article IX.

Section 9.11     Trustee’s Fees and Expenses and Certificate Administrator’s Fees and Expenses. The Trustee, as compensation for its services hereunder, shall be entitled to an annual fee in an amount agreed upon between the Trustee and the Master Servicer, payable by the Master Servicer out of its own funds and not out of any funds of the Trust Estate. The Certificate Administrator will be entitled to all income and gain realized from any investment of funds in the Certificate Account, pursuant to Section 3.08, for the performance of its activities hereunder. The Trustee and the Certificate Administrator and any director, officer, employee or agent of the Trustee and the Certificate Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney’s fees) (a) incurred in connection with (i) any claim or legal action relating to this Agreement or the Certificates or (ii) the performance of any of the Trustee’s or the Certificate Administrator’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of its duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicers or (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee or Certificate Administrator, as applicable, hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Certificate Administrator, as applicable, and except for any such expense, disbursement or advance as may arise from the Trustee’s or the Certificate Administrator’s negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the Certificate Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the

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Certificate Administrator, as applicable, in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, neither the Trustee nor the Certificate Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee or the Certificate Administrator, as applicable, in the ordinary course of its duties as Trustee or Certificate Administrator, Certificate Registrar or paying agent hereunder or for any other expenses.

Section 9.12     [Reserved].

Section 9.13     [Reserved].

Section 9.14    Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

Section 9.15     Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

Section 9.16      Suits for Enforcement. In case an Event of Default or other default by the Master Servicer, any Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

Section 9.17    Waiver of Bond Requirement. Each of the Trustee and the Certificate Administrator shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust Estate, or any part thereof, may be located that the Trustee or the Certificate Administrator post a bond or other surety with any court, agency or body whatsoever.

Section 9.18     Waiver of Inventory, Accounting and Appraisal Requirement. Each of the Trustee and the Certificate Administrator shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust Estate, or

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any part thereof, may be located that the Trustee or the Certificate Administrator file any inventory, accounting or appraisal of the Trust Estate with any court, agency or body at any time or in any manner whatsoever.

ARTICLE X

TERMINATION

Section 10.01   Termination upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Servicers, the Certificate Administrator and the Trustee created hereby (other than the obligation of Certificate Administrator to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Certificate Administrator pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Certificate Administrator on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by Wells Fargo (or a successor Servicer thereto) of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by such Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month’s interest at the related Mortgage Interest Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James’s, living on the date hereof.

The right of Wells Fargo (or a successor Servicer thereto) to repurchase all of the Mortgage Loans is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 5% of the Cut-off Date Pool Principal Balance. If such right is exercised, the Custodian shall, promptly following payment of the purchase price, release to Wells Fargo or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Certificate Administrator for payment of the final distribution and for cancellation, shall be given promptly by Wells Fargo (if exercising its right to purchase the assets of the Trust) or by the Certificate Administrator (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 20th day of the

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month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Certificate Administrator therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Administrator therein specified. If Wells Fargo is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee, any other Servicer, the Certificate Administrator and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by Wells Fargo, Wells Fargo shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

Upon presentation and surrender of the Certificates, the Certificate Administrator shall cause to be distributed to Certificateholders of each Class, to the extent that funds are sufficient therefor, in the order set forth in Section 5.02 hereof, on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate and (II) as to the Class 1-A-R Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Certificate Administrator shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Certificate Administrator in an Eligible Account for the benefit of such Certificateholders and the Servicers (if it exercised its right to purchase the assets of the Trust Estate) or the Certificate Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Certificate Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

Section 10.02     Additional Termination Requirements.

(a)          If Wells Fargo exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Certificate Administrator and the Trustee have received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on “prohibited transactions” of the Trust as defined in Section

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860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

(i)           within 90 days prior to the Final Distribution Date set forth in the notice given by Wells Fargo under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to Wells Fargo for cash; and

(ii)          the notice given by Wells Fargo or the Certificate Administrator pursuant to Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Certificate Administrator shall also specify such date in the final tax return of the Upper-Tier REMIC and Lower-Tier REMIC.

(b)          By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee or the Certificate Administrator.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01   Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Servicers, the Certificate Administrator and the Trustee without the consent of any of the Certificateholders, but if such amendment would adversely affect or add to the duties of the Custodian, with the consent of the Custodian (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement, the Certificates or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Certificate Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from any Rating Agency rating such Certificates to such effect, (v) to comply with Regulation AB, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action pursuant to this clause (vi) shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any

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Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement for which consent of the Certificateholders has not been obtained unless it shall have first received an Opinion of Counsel (subject to Section 5.08 and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Certificate Administrator, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Servicers, the Certificate Administrator and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee and the Certificate Administrator with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

Prior to the execution of any amendment to this Agreement, the Trustee and the Certificate Administrator shall be entitled to receive and rely upon an Opinion of Counsel (which shall not be an expense of the Trust Estate) stating that the execution of such amendment is authorized and permitted by this Agreement. Each of the Certificate Administrator and the Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects their respective own rights, duties and immunities under this Agreement.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of

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evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

Section 11.02  Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer servicing the related Mortgage Loans and at its expense on direction by the Depositor, who will act solely at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders (which Opinion of Counsel shall not be at the expense of the Depositor).

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03   Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference

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to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04   Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.05   Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Depositor, Wachovia Mortgage Loan Trust, LLC, 301 S. College Street, NC5578-Suite G, Charlotte, NC 28288-5578, Attention: General Counsel and Chief Financial Officer, (b) in the case of National City, National City Mortgage Co., 3232 Newmark Dr., Miamisburg, OH 45342, Attention: Mary Beth Criswell, (c) in the case of Wells Fargo, [address], Attention: ____________________________, (d) in the case of the Master Servicer, [address], Attention: ________________________, (e) in the case of the Certificate Administrator, at its Corporate Trust Office, (f) in the case of the Trustee, at its Corporate Trust Office, (g) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group, and (h) in the case of S&P, Standard and Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06   Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07  Certificates Nonassessable and Fully Paid. It is intended that Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

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Section 11.08   Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee and the Certificate Administrator, within 15 days after the receipt of a request by the Trustee and/or the Certificate Administrator in writing, a list, in such form as the Trustee and/or the Certificate Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants’ request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar, the Certificate Administrator and the Trustee that neither the Certificate Registrar, the Trustee nor the Certificate Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

ARTICLE XII

1934 ACT REPORTING

Section 12.01     Commission Reporting.

(a)          The Certificate Administrator, each Servicer and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the 1934 Act. The Certificate Administrator shall prepare on behalf of the Depositor any Forms 8-K, 10-D and 10-K customary for similar securities as required by the 1934 Act and the rules and regulations of the Commission thereunder, and the Depositor shall sign and the Certificate Administrator shall file (via EDGAR) such Forms on behalf of the Depositor.

(b)          Failure of a Servicer to timely comply with this Article XII (including with respect to the time frames required in this Article) shall be deemed an Event of Default, and the Master Servicer, at the direction of the Depositor, shall, in addition to whatever rights the Master Servicer may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating such Servicer for the same, and the Depositor shall, in accordance with Sections 8.01 and 8.05, thereupon appoint a successor Servicer. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

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(c)          Failure of the Master Servicer to timely comply with this Article XII (including with respect to the time frames required in this Article) shall be deemed an Event of Default, and the Trustee, at the direction of the Depositor, shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same, and the Depositor shall, in accordance with Sections 8.01 and 8.05, appoint a successor Master Servicer. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

(d)          If the Certificate Administrator fails to timely comply with this Article XII (including with respect to the time frames required in this Article), the Trustee, at the direction of the Depositor, shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Certificate Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Certificate Administrator for the same, and the Depositor shall thereupon appoint a successor Master Servicer pursuant to Section 9.07. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

(e)          Each of the parties acknowledges and agrees that the purpose of Article XII is to facilitate compliance by the Depositor with the provisions of Regulation AB. Therefore, each of the parties agrees that (i) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (ii) the parties’ obligations hereunder will be supplemented and modified in writing, as agreed to and executed by the parties hereto, as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (iii) the parties shall comply with reasonable requests made by the Depositor, the Master Servicer or the Certificate Administrator for delivery of additional or different information as the Depositor, the Master Servicer or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (iv) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Section 12.02    Form 10-D Reporting. Within 15 days after each Distribution Date (subject to permitted extensions under the 1934 Act), the Certificate Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the 1934 Act, in form and substance as required by the 1934 Act. The Certificate Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit S to the Depositor and Certificate Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Certificate Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

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As set forth on Exhibit S hereto, within two calendar days after the related Distribution Date, (i) the parties set forth thereon shall be required to provide to the Certificate Administrator and the Depositor, to the extent known by a responsible party thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Certificate Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit U hereto (an “Additional Disclosure Notification”) and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Certificate Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, the Certificate Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor for review. Within two business days of receipt, but in no event no later than the Business Day prior to the date specified in the next sentence, the Depositor shall notify the Certificate Administrator of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Certificate Administrator shall be entitled to assume that such Form 10-D is in final form and the Certificate Administrator may proceed with the execution filing of the Form 10-D. No later than five Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized representative of the Master Servicer shall sign the Form 10-D. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Certificate Administrator will follow the procedures set forth in Section 12.05. Promptly (but no later than one Business Day) after filing with the Commission, the Certificate Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Certificate Administrator. Each party to this Agreement acknowledges that the performance by the Master Servicer and the Certificate Administrator of its duties under this Section 12.02 related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 12.02. Neither the Certificate Administrator nor the Master Servicer shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, timely execute and/or timely file such Form 10-D, where such failure results from the Certificate Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

Section 12.03   Form 10-K Reporting. Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the 1934 Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Certificate Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the 1934 Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Certificate Administrator within the applicable time frames set forth in this Agreement and the related Custodial Agreement, (i) the Item 1123 Certification for each Servicer, each Additional Servicer, the Master Servicer, Certificate Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”) as described under Section 12.06, (ii)(A) the Assessment of Compliance with servicing criteria for each Reporting Servicer as described

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under Section 12.07, and (B) if any Reporting Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the Accountant's Attestation for each Reporting Servicer, as described under Section 12.08, and (B) if any Accountant's Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant's Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 12.09 (provided, however, that the Certificate Administrator, at its discretion, may omit from the Form 10-K any Item 1123 Certification, Assessment of Compliance of Accountants Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit V to the Depositor and Certificate Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Certificate Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit V hereto, no later than March 15 of each year that the Trust is subject to the 1934 Act reporting requirements, commencing in 2007, (i) the parties set forth on Exhibit V shall be required to provide to the Certificate Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Certificate Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Certificate Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

After preparing the Form 10-K, the Certificate Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review. Within three Business Days of receipt, but in no event later than March 25, the Depositor shall notify the Certificate Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval the Certificate Administrator shall be entitled to assume that such Form 10-K is in final form. No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Certificate Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Certificate Administrator will follow the procedures set forth in Section 12.05. Promptly (but no later than 1 Business Day) after filing with the Commission, the Certificate Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Certificate Administrator. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Certificate Administrator of its duties under this

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Section 12.03 related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, Servicers and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under Article XII. Neither the Certificate Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Certificate Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 12.04   Form 8-K Reporting. Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event"), and if requested by the Depositor, the Certificate Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the 1934 Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit U to the Depositor and the Certificate Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Certificate Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

As set forth on Exhibit U hereto, for so long as the Trust is subject to the 1934 Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Certificate Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Certificate Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Certificate Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

After preparing the Form 8-K, the Certificate Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Certificate Administrator in writing of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Certificate Administrator shall be entitled to assume that such Form 8-K is in final form and a duly authorized representative of the Certificate Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized representative of the Master Servicer shall sign the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Certificate Administrator will follow the procedures set forth in Section 12.05. Promptly (but no later than 1 Business Day) after filing with the Commission, the Certificate Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Certificate Administrator. The parties to this Agreement acknowledge that the

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performance by the Certificate Administrator and the Master Servicer of its duties under this Section 12.04 related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 12.04. Neither the Master Servicer nor the Certificate Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Certificate Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 12.05  Delisting; Amendment; Late Filing of Reports. On or before January 30 of the first year in which the Certificate Administrator is able to do so under applicable law, the Certificate Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Trust under the 1934 Act.

In the event that the Certificate Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Certificate Administrator shall promptly notify electronically the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement shall cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the 1934 Act. In the case of Form 8-K, the Certificate Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended in connection with any additional Form 10-D Disclosure (other than for the purpose of restating the Monthly Report), the Certificate Administrator shall electronically notify the Depositor and such parties will cooperate to prepare any necessary Form 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K or 10-D shall be signed by a duly authorized representative of the Master Servicer. Any amendment to Form 10-K shall be signed by the Depositor. The parties to this Agreement acknowledge that the performance by the Certificate Administrator and the Master Servicer of their duties under this Section 12.05 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. Neither the Certificate Administrator nor the Master Servicer shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Certificate Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 12.06  Annual Statements of Compliance. The Master Servicer, the Certificate Administrator and each Servicer shall deliver or otherwise make available (and the Master Servicer, the Certificate Administrator and each Servicer shall cause any Servicing

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Function Participant engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Certificate Administrator on or before March 15 of each year, commencing in March 2007, an Officer's Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, has been made under such officer's supervision and (B) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party's obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

The Master Servicer shall include all annual statements of compliance received by it from each Servicer with its own annual statement of compliance to be submitted to the Certificate Administrator pursuant to this Section.

In the event the Master Servicer, the Certificate Administrator or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of a Servicing Function Participant, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 12.06 or to such applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

The Master Servicer shall enforce any obligation of the Custodian, to the extent set forth in the Custodial Agreement, to deliver to the Master Servicer an Item 1123 Certificate as may be required pursuant to the Custodial Agreement. The Master Servicer shall include such Item 1123 Certificate with its own Item 1123 Certificate to be submitted to the Certificate Administrator, the Depositor and the Trustee pursuant to this Section.

Section 12.07   Annual Assessments of Compliance. By March 15 of each year, commencing in March 2007, the Master Servicer, the Certificate Administrator and each Servicer, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Certificate Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria for each party as set forth on Exhibit R, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 12.03, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant's

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Attestation on such party's Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, each Servicer and the Master Servicer shall each forward to the Certificate Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide information to the Certificate Administrator so long as the Master Servicer and the Certificate Administrator are the same person). When the Master Servicer and each Servicer (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Certificate Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant's Attestation) pursuant to Section 12.08 of each Servicing Function Participant engaged by it.

Promptly after receipt of each Assessment of Compliance, the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Certificate Administrator, each Servicer and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party. None of such parties will be required to deliver any such assessments until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

The Master Servicer shall include all annual reports on assessment of compliance received by it from the Servicers with its own assessment of compliance to be submitted to the Certificate Administrator pursuant to this Section.

In the event the Master Servicer, the Certificate Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a report on assessment of compliance pursuant to this Section 12.07, or such other applicable agreement, notwithstanding any such termination, assignment of resignation.

The Master Servicer shall enforce any obligation of the Custodian, to the extent set forth in the Custodial Agreement to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to the Custodial Agreement. The Master Servicer shall include such Assessment of Compliance with its own Assessment of Compliance to be submitted to the Certificate Administrator and the Trustee pursuant to this Section.

Section 12.08   Accountant's Attestation. By March 15 of each year, commencing in 2007, the Master Servicer, the Certificate Administrator and each Servicer, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Certificate Administrator or a Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American

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Institute of Certified Public Accountants to furnish a report (the “Accountant's Attestation”) to the Certificate Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

Promptly after receipt of such Accountant's Attestations from the Master Servicer, each Servicer, the Custodian, the Certificate Administrator or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party's obligations hereunder or under any other applicable agreement, and (ii) the Certificate Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant's Attestation meeting the requirements of this Section and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such assessments until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

The Master Servicer shall include each such attestation furnished to it by the Servicers with its own attestation to be submitted to the Certificate Administrator pursuant to this Section.

In the event the Master Servicer, the Certificate Administrator, the Custodian, any Servicer or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or any applicable Custodial Agreement or any applicable Subservicing Agreement, as the case may be, such party shall, at its sole expense, cause a registered public accounting firm to provide an attestation pursuant to this Section 12.08, or such other applicable agreement, notwithstanding any such termination, assignment or resignation.

The Master Servicer shall enforce any obligation of the Custodian, to the extent set forth in the Custodial Agreement to deliver to the Master Servicer an attestation as may be required pursuant to the Custodial Agreement. The Master Servicer shall include each such attestation with its own Accountant's Attestation to be submitted to the Certificate Administrator pursuant to this Section.

Section 12.09   Sarbanes-Oxley Certification. Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act. Each Servicer, the Master Servicer and the Certificate Administrator shall provide, and each Servicer, the Master Servicer and the Certificate Administrator shall cause any Servicing Function Participant engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the

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Trust is subject to the reporting requirements of the 1934 Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit Q, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. The Depositor shall serve as the Certifying Person on behalf of the Trust. In the event the Master Servicer, the Certificate Administrator or any Servicing Function Participant engaged by such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable Subservicing Agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 12.09 with respect to the period of time it was subject to this Agreement or any applicable Subservicing Agreement, as the case may be.

Section 12.10   Indemnification. Each party required to deliver an Assessment of Compliance and an Accountant's Attestation and/or an Item 1123 Certification under Article XII (each, a “Responsible Party”) shall indemnify and hold harmless the Certificate Administrator, the Master Servicer and the Depositor and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such Responsible Party of any if its obligations under this Article XII including particularly its obligation to provide any Assessment of Compliance and an Accountant's Attestation and/or an Item 1123 Certification or any information, data or material required to be included in any 1934 Act report, (b) any misstatement or omission in any information, data or materials provided by such Responsible Party (or, in the case of the Certificate Administrator or Master Servicer, any material misstatement of material omission in (i) any Compliance Statement, Assessment of Compliance or Attestation report delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (ii) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure concerning the Master Servicer or the Certificate Administrator), or (c) the negligence, bad faith or willful misconduct of such Responsible Party in connection with the performance of any if its obligations hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Certificate Administrator or the Depositor, then each Responsible Party agrees that it shall contribute to the amount paid or payable by Certificate Administrator, the Master Servicer or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by the Master Servicer, the Certificate Administrator or the Depositor, as applicable, in such proportion as is appropriate to reflect the relative fault of the Master Servicer, the Certificate Administrator or the Depositor, as applicable, on the one hand and such Responsible Party, on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

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IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Servicers, the Certificate Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the date first above written.

WACHOVIA MORTGAGE LOAN TRUST, LLC, as Depositor

By: /s/ Robert J. Perret
Name: Robert J. Perret Title: Vice President

NATIONAL CITY MORTGAGE CO., as a Servicer

By: /s/ Mary Beth Criswell
Name: Mary Beth Criswell Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Servicer

By: /s/ Patrick Greene
Name: Patrick Greene Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Master Servicer and Certificate Administrator

By: /s/ Shannon M. Rantz
Name: Shannon M. Rantz Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION as Trustee

By: /s/ Fernando Acebedo
Name: Fernando Acebedo Title: Vice President

STATE OF MINNESOTA	)
) ss.:
COUNTY OF RAMSEY	)
)

On the 25th day of May 2006, before me, a notary public in and for the State of Minnesota, personally appeared Shannon M. Rantz, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of U.S. Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such association.

/s/ Tiffany M. Jeanson
Notary Public

[Notarial Seal]

My commission expires 1/31/09.

STATE OF NORTH CAROLINA	)
) ss.:
COUNTY OF MECKLENBURG	)
)

On the 25th day of May, 2006, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. Perret, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of Wachovia Mortgage Loan Trust, LLC, a Delaware limited liability company, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

/s/ Jane W. Tate
Notary Public

[Notarial Seal]

My commission expires December 1, 2010.

STATE OF MARYLAND	)
) ss.:
COUNTY OF FREDERICK	)
)

On the 25th day of May, 2006, before me, a notary public in and for the State of Maryland, personally appeared Patrick Greene, known to me who, being by me duly sworn, did depose and say that s/he is a Senior Vice President of Wells Fargo Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

/s/ Samantha Donini
Notary Public

[Notarial Seal]

My commission expires 2/1/2010.

STATE OF OHIO	)
) ss.:
COUNTY OF MONTGOMERY	)
)

On the 25th day of May, 2006, before me, a notary public in and for the State of Ohio, personally appeared Mary Beth Criswell, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of National City Mortgage Co., an Ohio corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

/s/ Shalisa Waters N.N.E. Bishop
Notary Public

[Notarial Seal]

My commission expires 10/6/2008.

STATE OF NEW YORK	)
) ss.:
COUNTY OF MANHATTAN	)
)

On the 25th day of May, 2006, before me, a notary public in and for the State of New York, personally appeared Fernando Acebedo, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of HSBC Bank USA, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

/s/ Ecliff C. Jackman
Notary Public

[Notarial Seal]

My commission expires 6/28/08.

                                                                                  APPENDIX 1

  CALCULATION OF UNCERTIFICATED LOWER-TIER REGULAR INTEREST Y PRINCIPAL REDUCTION AMOUNTS

      Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts:  For any
Distribution Date the amounts by which the Uncertificated Principal Balances of
Uncertificated Lower-Tier Regular Interests Y-1, Y-2, Y-3 and Y-4, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

      First, for each of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4,
determine the Net WAC for the applicable Loan Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate").  The
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount for Uncertificated
Lower-Tier Regular Interests Y-1, Y-2, Y-3 and Y-4 will be determined pursuant to the
"Generic solution for the Uncertificated Lower-Tier Regular Interest Y Principal Reduction
Amounts" set forth below (the "Generic Solution") by making identifications among the actual Loan Groups and their related Uncertificated Lower-Tier Regular Interests and the
Net WAC and the Groups named in the Generic Solution and their related Uncertificated
Lower-Tier Regular Interests as follows:

A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with Group AA and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with Uncertificated Lower-Tier Regular Interests
Y-AA and Z-AA.  The Group Interest Rate for that Group will be identified with J%.  If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

B.  Determine which Group has the second lowest Group Interest Rate.  That Group will be identified with Group BB and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with Uncertificated Lower-Tier Regular Interests
Y-BB and Z-BB.  The Group Interest Rate for that Group will be identified with K%.  If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

C.  Determine which Group has the third lowest Group Interest Rate.  That Group will be identified with Group CC and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with Uncertificated Lower-Tier Regular Interests
Y-CC and Z-CC.  The Group Interest Rate for that Group will be identified with L%.  If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

D.  Determine which Group has the fourth lowest Group Interest Rate.  That Group will be identified with Group DD and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with Uncertificated Lower-Tier Regular Interests
Y-DD and Z-DD.  The Group Interest Rate for that Group will be identified with M%.  If two or more Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

Second, apply the Generic Solution set forth below to determine the Uncertificated
Lower-Tier Regular Interest Y Principal Reduction Amounts for the Distribution Date using the identifications made above.

            Generic Solution for the Uncertificated Lower-Tier Regular Interest Y Principal
Reduction Amounts:  For any Distribution Date, the amounts by which the Uncertificated
Principal Balances of Uncertificated Lower-Tier Regular Interests Y-AA, Y-BB, Y-CC and
Y-DD, respectively, will be reduced on such Distribution Date by the allocation of Realized
Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =  the Net WAC for Group AA for interest to be distributed on the next succeeding
Distribution Date.

K% =  the Net WAC for Group BB for interest to be distributed on the next succeeding
Distribution Date.

L% =  the Net WAC for Group CC for interest to be distributed on the next succeeding
Distribution Date.

M% =  the Net WAC for Group DD for interest to be distributed on the next succeeding
Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that J%<=K%<=L%<=M%.

PJB =       the Group AA Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB = the Group BB Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB = the Group CC Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB = the Group DD Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =   the Class B Pass-Through Rate
    =       (J%PJB + K%PKB + L%PLB + M%PMB)/(PJB + PKB + PLB + PMB)

                                        2

R11 = the weighted average of the Net WACs for Group AA, Group BB, Group CC and Group DD
      after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
          =
      {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/
                  (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R21 = the weighted average of  the Net WACs for Group AA, Group BB and Group CC after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date

      =     {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl)
}/(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

R22 = the Net WAC for Group DD
       =    { M% (Pm - ΔPm)}/( Pm - ΔPm )

R31 = the weighted average of the Net WACs for Group AA and Group BB after giving effect to the allocation of Realized Losses and distributions of principal to be made on such
      Distribution Date
       =    {(J% (Pj - ΔPj) + K% (Pk - ΔPk) }/(Pj - ΔPj + Pk - ΔPk)

R32 = the weighted average of the Net WACs for Group CC and Group DD after giving effect to the allocation of Realized Losses and distributions of principal to be made on such
      Distribution Date
       =    { L% (Pl - ΔPl) + M% (Pm - ΔPm)}/( Pl - ΔPl + Pm - ΔPm)

R41 = the Net WAC for Group AA after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
       =    J%

R42 = the weighted average of the Net WACs for Group BB, Group CC and Group DD after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
            =     {K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/
                        ( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm )

r11 = the weighted average of the Uncertificated Pass-Through Rates for Uncertificated
      Lower-Tier Regular Interests Y-AA, Y-BB, Y-CC and Y-DD
      =     (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r21 = the weighted average of the Uncertificated Pass-Through Rates for Uncertificated
      Lower-Tier Regular Interests Y-AA, Y-BB and Y-CC
      =     (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 = the Uncertificated Pass-Through Rate for Uncertificated Lower-Tier Regular Interest
      Y-DD
      =     ( M% Ym)/( Ym )

                                        3

r31 = the weighted average of the Uncertificated Pass-Through Rates for Uncertificated
      Lower-Tier Regular Interests Y-AA and Y-BB
      =     (J% Yj + K% Yk )/(Yj + Yk )

r32 = the weighted average of the Uncertificated Pass-Through Rates for Uncertificated
      Lower-Tier Regular Interests Y-CC and Y-DD
      =     ( L% Yl + M% Ym )/( Yl + Ym)

r41 = the Uncertificated Pass-Through Rate for Uncertificated Lower-Tier Regular Interest
      Y-AA
      =     J%

r42 = the weighted average of the Uncertificated Pass-Through Rates for Uncertificated
      Lower-Tier Regular Interests Y-BB, Y-CC and Y-DD
      =     (K%  Yk + L% Yl + M% Ym)/(Yk + Yl + Ym)

Yj =  the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
      Y-AA after distributions on the prior Distribution Date.

Yk =  the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
      Y-BB after distributions on the prior Distribution Date.

Yl =  the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
      Y-CC after distributions on the prior Distribution Date.

Ym =  the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
      Y-DD after distributions on the prior Distribution Date.

ΔYj =       the Uncertificated Lower-Tier Regular Interest Y-AA Principal Reduction
      Amount.

ΔYk =       the Uncertificated Lower-Tier Regular Interest Y-BB Principal Reduction
      Amount.

ΔYl =       the Uncertificated Lower-Tier Regular Interest Y-CC Principal Reduction
      Amount.

ΔYm = the Uncertificated Lower-Tier Regular Interest Y-DD Principal Reduction Amount.

Zj =  the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
      Z-AA after distributions on the prior Distribution Date.

Zk =  the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
      Z-BB after distributions on the prior Distribution Date.

Zl =  the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
      Z-CC after distributions on the prior Distribution Date.

Zm =  the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
      Z-DD after distributions on the prior Distribution Date.

                                        4

ΔZj =       the Uncertificated Lower-Tier Regular Interest Z-AA Principal Reduction
      Amount.

ΔZk =       the Uncertificated Lower-Tier Regular Interest Z-BB Principal Reduction
      Amount.

ΔZl =       the Uncertificated Lower-Tier Regular Interest Z-CC Principal Reduction
      Amount.

ΔZm = the Uncertificated Lower-Tier Regular Interest Z-DD Principal Reduction Amount.

Pj =  the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interests Y-AA and Z-AA after distributions on the prior Distribution Date.
    = Yj + Zj

Pk =  the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interests Y-BB and Z-BB after distributions on the prior Distribution Date.
     =      Yk + Zk

Pl =  the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interests Y-CC and Z-CC after distributions on the prior Distribution Date.
    = Yl + Zl =

Pm =  the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interests Y-DD and Z-DD after distributions on the prior Distribution Date.
      =     Ym + Zm

ΔPj = the aggregate amount of principal reduction occurring with respect to Mortgage
      Loans in Loan Group AA from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class 1-A-R
      Certificates in respect of Component I thereof.
      =     the aggregate of the Uncertificated Lower-Tier Regular Interest Y-AA Principal
      Reduction Amount and the Uncertificated Lower-Tier Regular Interest Z-AA Principal
      Reduction Amount.
      =     ΔYj + ΔZj

ΔPk = the aggregate amount of principal reduction occurring with respect to Mortgage
      Loans in Loan Group BB from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class 1-A-R
      Certificates in respect of Component I thereof.
       =    the aggregate of the Uncertificated Lower-Tier Regular Interest Y-BB Principal
      Reduction Amount and the Uncertificated Lower-Tier Regular Interest Z-BB Principal
      Reduction Amount.
       =    ΔYk + ΔZk

ΔPl=  the aggregate amount of principal reduction occurring with respect to Mortgage
      Loans in Loan Group CC  from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class 1-A-R
      Certificates in respect of Component I thereof.
      =     the aggregate of the Uncertificated Lower-Tier Regular Interest Y-CC Principal
      Reduction Amount and the Uncertificated Lower-Tier Regular Interest Z-CC Principal
      Reduction Amount.
      =     ΔYl + ΔZl

                                        5

ΔPm = the aggregate amount of principal reduction occurring with respect to Mortgage
      Loans in Loan Group DD from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class 1-A-R
      Certificate in respect of Component I thereof.
        =   the aggregate of the Uncertificated Lower-Tier Regular Interest Y-DD Principal
      Reduction Amount and the Uncertificated Lower-Tier Regular Interest Z-DD Principal
      Reduction Amount.
        =   ΔYm + ΔZm

α =   .0005

γ1 =  (R - R11)/(R12 - R).  If R=>M%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - R21)/(R22 - R).  If R=>L%, γ2 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ3 =  (R - R31)/(R32 - R).  If R=>K%, γ3 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ4 =  (R - R41)/(R42 - R).  If R<K%, γ4 is a non-negative number unless its denominator is zero, in which event it is undefined.

If γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym
      and ΔYn = (Yn/Pn)ΔPn.

If γ4 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl = Yl,
      ΔYm = Ym and ΔYn = Yn.

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm and ΔYn shall be defined as follows:

I.  If R=>M%, make the following additional definitions:

δ1Yj =      0,                                              if R11< r11;

      (R11- r11)( Yj + Yk + Yl + Ym)Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=> r11 and
      M%>R11=>L%;

                                        6

      (R11- r11)( Yj + Yk + Yl + Ym )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=> r11 and
      L%>R11=>K%; and

      (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%),                       if R11=> r11 and
      K%>R11=>J%.

δ1Yk =      0,                                              if R11< r11 and R11=>K%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yk/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },       if R11< r11 and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=> r11 and
      M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },       if R11=> r11
      and L%>R11=>K%; and

      0,                                              if R11=> r11 and R11<K%.

δ1Yl =      0,                                              if R11< r11 and R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yl/
            { (R11 - L%)Yl + (R11 - M%)Ym },                      if R11< r11 and
      K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yl/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },       if R11< r11 and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=> r11 and
      M%>R11=>L%;

      0,                                              if R11=> r11 and R11<L%.

                                        7

δ1Ym =      0,                                              if R11< r11 and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%),                        if R11< r11 and
      L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym)Ym/
            { (R11 - L%)Yl + (R11 - M%)Ym },                      if R11< r11 and
      K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym)Ym/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },       if R11< r11 and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym)Ym/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and R11=>M%;

      0,                                              if R11=> r11 and R11<M%.

δ1Yj, δ1Yk, δ1Yl and δ1Ym are numbers respectively between Yj, Yk,
            Yl and Ym and 0 such that
            {J%(Yj - δ1Yj ) + K%( Yk.- δ1Yk) + L%( Yl.- δ1Yl) + M%( Ym.-
            δ1Ym) }/
            (Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym)
            = R11.

Y11 =       Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym

P11 =       Pj + Pk + Pl + Pm.

Z11 =       Zj + Zk + Zl + Zm.

ΔY11 = ΔYj - δ1Yj + ΔYk.- δ1Yk + ΔYl.- δ1Yl + ΔYm.- δ1Ym .

ΔP11 = ΔPj + ΔPk + ΔPl + ΔPm.

ΔZ11 = ΔZj + ΔZk + ΔZl + ΔZm.

1.    If Yn - α(Pn - ΔPn) => 0, Y11- α(P11 - ΔP11) => 0, and
      γ1(P11 - ΔP11) < (Pn - ΔPn), then
      ΔYn = Yn - αγ1(P11 - ΔP11) and
      ΔY11 = Y11 - α(P11 - ΔP11).

2.    If Yn - α(Pn - ΔPn) => 0, Y11 - α(P11 - ΔP11) => 0, and
      γ1(P11 - ΔP11) => (Pn - ΔPn), then
      ΔYn = Yn - α(Pn - ΔPn) and
      ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

3.    If Yn - α(Pn - ΔPn) < 0, Y11 - α(P11 - ΔP11) => 0, and
      Y11 - α(P11 - ΔP11) => Y11 - (Yn/γ1), then
      ΔYn = Yn - αγ1(P11 - ΔP11) and
      ΔY11 = Y11 - α(P11 - ΔP11).

                                        8

4.    If Yn - α(Pn - ΔPn) < 0, Y11 - (Yn/γ1) => 0, and
      Y11 - α(P11 - ΔP11) <= Y11 - (Yn/γ1), then ΔYn = 0 and
      ΔY11 = Y11 - (Yn/γ1).

5.    If Y11 - α(P11 - ΔP11) < 0, Y11 - (Yn/γ1) < 0, and
      Yn - α(Pn - ΔPn) <= Yn - (γ1Y11), then
      ΔYn = Yn - (γ1Y11) and ΔY11 = 0.

6.    If Y11 - α(P11 - ΔP11) < 0, Yn - α(Pn - ΔPn) => 0, and
      Yn - α(Pn - ΔPn) => Yn - (γ1Y11), then
      ΔYn = Yn - α(Pn - ΔPn) and
      ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ]Δ Y11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ]ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ]Δ Y11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ]ΔY11

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Principal Distribution Amounts for the respective Uncertificated Lower-Tier Regular Interests is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yn - ΔYn ) to (Y11 - ΔY11 ) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that each of the Uncertificated Lower-Tier Regular Interest Y Principal Reduction
      Amounts and Uncertificated Lower-Tier Regular Interest Z Principal Reduction Amounts
      is greater than or equal to zero for such Distribution Date;

2.    Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interest Y-AA less than or equal to 0.0005 of the sum of the Uncertificated Principal
      Balances of Uncertificated Lower-Tier Regular Interest Y-AA and Uncertificated
      Lower-Tier Regular Interest Z-AA, the Uncertificated Principal Balance of
      Uncertificated Lower-Tier Regular Interest Y-BB less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular
      Interest Y-BB and Uncertificated Lower-Tier Regular Interest Z-BB, the Uncertificated
      Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated
      Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular Interest Z-CC,
      and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interest Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal
      Balances of Uncertificated Lower-Tier Regular Interest Y-DD and Uncertificated
      Lower-Tier Regular Interest Z-DD in each case after giving effect to allocations of
      Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

                                        9

3.    Making the larger of (a) the fraction whose numerator is (Yn - ΔYn ) and whose denominator is the sum of (Yn - ΔYn) and (Zn - ΔZn) and (b) the fraction whose numerator is (Y11 - ΔY11) and whose denominator is the sum of (Y11 - ΔY11) and (Z11 -
      ΔZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated
Lower-Tier Regular Interest Y Principal Reduction Amounts to accomplish both of goals 1 and
2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Uncertificated Lower-Tier Regular Interest Y Principal Reduction
Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related
Loan Group or after reduction thereof by the distributions to be made on such Distribution
Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of Uncertificated Lower-Tier Regular Interest Y Principal
Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY11 among ΔYj, ΔYk, ΔYl and ΔYm cannot be achieved because one or more of ΔYj, ΔYk, ΔYl and ΔYm, as so defined is greater than the related one of ΔPj,
ΔPk, ΔPl and ΔPm, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYm <
ΔPm.

II.  If L%<=R<=M%, make the following additional definitions:

δ2Yj =      0,                                              if R21< r21;

      (R21- r21)( Yj + Yk + Yl )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=> r21 and
      L%>R21=>K%; and

      (R21- r21)( Yj + Yk + Yl )/(R21 - J%),                      if R21=> r21 and
            K%>R21=>J%.

δ2Yk =      0,                                              if R21< r21 and R21=>K%;

      (R21- r21)( Yj + Yk + Yl )Yk/
            { (R21 - K%)Yk + (R21 - L%)Yl },                      if R21< r21 and R21<K%;

      (R21- r21)( Yj + Yk + Yl )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=> r21 and
      L%>R21=>K%; and

      0,                                              if R21=> r21 and R21<K%.

                                        10

δ2Yl =      (R21- r21)( Yj + Yk + Yl )/(R21 - L%),                      if R21< r21
and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl )Yl/{ (R21 - K%)Yk + (R21 - L%)Yl },           if R21< r21
      and R21<K%;

      0,                                              if R21=> r21.

δ2Ym =      0,                                              if R22< r22;

      (R22- r22)( Ym + Yn )/(R22 - M%),               if R22=> r22 and R22=>M%;

δ2Yn =      the greater of 0 and ΔPn - Zn,                              if
R22=N%;

      (R22- r22)( Ym + Yn)/(R22 - N%),                            if R22< r22 and
      M%<=R22<N%;

      0,                                              if R22=> r22 and R22<N%.

δ2Yj, δ2Yk, δ2Yl, δ2Ym and δ2Yn are numbers respectively
      between Yj, Yk, Yl, Ym and Yn and 0 such that:

            {J%(Yj - δ2Yj ) + K%( Yk.- δ2Yk) + L%( Yl.- δ2Yl)}/
                  ( Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl)

            = R21;

      and

            { M%( Ym.- δ2Ym) + N%( Yn.- δ2Yn) }/
                  (Ym.- δ2Ym + Yn.- δ2Yn)

            = R22.

Y21 =       Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl.

P21 =       Pj + Pk + Pl.

Z21 =       Zj + Zk + Zl.

ΔY21 =      ΔYj - δ2Yj + ΔYk.- δ2Yk + ΔYl.- δ2Yl.

ΔP21 =      ΔPj + ΔPk + ΔPl.

ΔZ21 =      ΔZj + ΔZk + ΔZl.

Y22 =       Ym.- δ2Ym + Yn.- δ2Yn.

P22 =       Pm + Pn.

                                        11

Z22 =       Zm + Zn.

ΔY22 =      ΔYm.- δ2Ym + ΔYn.- δ2Yn

ΔP22 =      ΔPm + ΔPn.

ΔZ22 =      ΔZm + ΔZn.

1.    If Y22 - α(P22 - ΔP22) => 0, Y21- α(P21 - ΔP21) => 0, and
      γ2(P21 - ΔP21) < (P22 - ΔP22), then
      ΔY22 = Y22 - αγ2(P21 - ΔP21) and
      ΔY21 = Y21 - α(P21 - ΔP21).

2.    If Y22 - α(P22 - ΔP22) => 0, Y21 - α(P21 - ΔP21) => 0, and
      γ2(P21 - ΔP21) => (P22 - ΔP22), then
      ΔY22 = Y22 - α(P22 - ΔP22) and
      ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

3.    If Y22 - α(P22 - ΔP22) < 0, Y21 - α(P21 - ΔP21) => 0, and
      Y21 - α(P21 - ΔP21) => Y21 - (Y22/γ2), then
      ΔY22 = Y22 - αγ2(P21 - ΔP21) and
      ΔY21 = Y21 - α(P21 - ΔP21).

4.    If Y22 - α(P22 - ΔP22) < 0, Y21 - (Y22/γ2) => 0, and
      Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2), then ΔY22 = 0 and
      ΔY21 = Y21 - (Y22/γ2).

5.    If Y21 - α(P21 - ΔP21) < 0, Y21 - (Y22/γ2) < 0, and
      Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21), then
      ΔY22 = Y22 - (γ2Y21) and ΔY21 = 0.

6.    If Y21 - α(P21 - ΔP21) < 0, Y22 - α(P22 - ΔP22) => 0, and
      Y22 - α(P22 - ΔP22) => Y22 - (γ2Y21), then
      ΔY22 = Y22 - α(P22 - ΔP22) and
      ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = δ2Yj + [(Yj - δ2Yj )/Y21 ] ΔY21

ΔYk = δ2Yk + [(Yk - δ2Yk )/Y21 ] ΔY21

ΔYl = δ2Yl + [(Yl - δ2Yl )/Y21 ] ΔY21

ΔYm = δ2Ym + [(Ym - δ2Ym )/Y22 ] ΔY22

ΔYn = δ2Yn + [(Yn - δ2Yn )/Y22 ] ΔY22

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Principal Distribution Amounts for the respective Uncertificated Lower-Tier Regular Interests is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y22 - ΔY22 ) to (Y21 - ΔY21 ) equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that each of the Uncertificated Lower-Tier Regular Interest Y Principal
      Reduction Amounts and Uncertificated Lower-Tier Regular Interest Z Principal
      Reduction Amounts is greater than or equal to zero for such Distribution Date;

                                       12

2.    Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interest Y-AA less than or equal to 0.0005 of the sum of the Uncertificated Principal
      Balances of Uncertificated Lower-Tier Regular Interests Y-AA and Uncertificated
      Lower-Tier Regular Interest Z-AA, the Uncertificated Principal Balance of
      Uncertificated Lower-Tier Regular Interest Y-BB less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular
      Interest Y-BB and Uncertificated Lower-Tier Regular Interest Z-BB, the Uncertificated
      Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated
      Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular Interest Z-CC
      and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interest Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal
      Balances of Uncertificated Lower-Tier Regular Interest Y-DD and Uncertificated
      Lower-Tier Regular Interest Z-DD, in each case after giving effect to allocations of
      Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.    Making the larger of (a) the fraction whose numerator is (Y22 - ΔY22 ) and whose denominator is the sum of (Y22 - ΔY22) and (Z22 - ΔZ22) and (b) the
      fraction whose numerator is (Y21 - ΔY21) and whose denominator is the sum of
      (Y21 - ΔY21) and (Z21 - ΔZ21) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated
Lower-Tier Regular Interest Y Principal Reduction Amounts to accomplish both of goals 1 and
2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Uncertificated Lower-Tier Regular Interest Y Principal Reduction
Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related
Loan Group or after reduction thereof by the distributions to be made on such Distribution
Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Uncertificated Lower-Tier Regular Interest Y
Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY21 among ΔYj, ΔYk and
ΔYl or ΔY22 among ΔYm and ΔYn cannot be achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of ΔPj, ΔPk, ΔPl, ΔPm and ΔPn, such an
allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl,
ΔYm < ΔPm and ΔYn < ΔPn.

III.  If K%<=R<=L%, make the following additional definitions:

                                        13

δ3Yj =      0,                                              if R31< r31; and

      (R31- r31)( Yj + Yk )/(R31 - J%),                           if R31=> r31 and
      K%>R31=>J%.

δ3Yk =      (R31- r31)( Yj + Yk )/(R31 - K%),                           if R31< r31
      and R31<K%; and

      0,                                              if R31=> r31 and R31<K%.

δ3Yl =      0,                                              if R32< r32;

      (R32- r32)( Yl + Ym + Yn)Yl/
            { (R32 - L%)Yl + (R32 - M%)Ym },                      if R32=> r32 and
      N%>R32=>M%;

      (R32- r32)( Yl + Ym + Yn)/(R32 - L%),                 if R32=> r32 and M%>R32=>L%;

δ3Ym =      0,                                              if R32< r32 and R32=>M%;

      (R32- r32)( Yl + Ym + Yn)Ym/
            { (R32 - M%)Ym + (R32 - N%)Yn },                      if R32< r32 and
      L%<=R32<M%;

      (R32- r32)( Yl + Ym + Yn)Ym/
            { (R32 - L%)Yl + (R32 - M%)Ym },                      if R32=> r32 and
      N%>R32=>M%;

      0,                                              if R32=> r32 and R32<M%.

δ3Yn =      0,                                              if R32< r32 and R32=>N%;

      (R32- r32)( Yl + Ym + Yn)/(R32 - N%),                       if R32< r32 and
      M%<=R32<N%;

      (R32- r32)( Yl + Ym + Yn )Yn/
            { (R32 - M%)Ym + (R32 - N%)Yn },                      if R32< r32 and
      L%<=R32<M%;

      0,                                              if R32=> r32 and R32<N%.

δ3Yj, δ3Yk, δ3Yl, δ3Ym and δ3Yn are numbers respectively
between Yj, Yk, Yl, Ym, and Yn and 0 such that:

            {J%(Yj - δ3Yj ) + K%( Yk.- δ3Yk) }/
                  ( Yj - δ3Yj + Yk.- δ3Yk)

            = R31;

                                        14

      and

            { L%( Yl.- δ3Yl) + M%( Ym.- δ3Ym) + N%( Yn.- δ3Yn ) }/
                  (Yl.- δ3Yl + Ym.- δ3Ym + Yn.- δ3Yn )

            = R32.

Y31 =       Yj - δ3Yj + Yk.- δ3Yk.

P31 =       Pj + Pk.

Z31 =       Zj + Zk.

ΔY31 =      ΔYj - δ3Yj + ΔYk.- δ3Yk.

ΔP31 =      ΔPj + ΔPk.

ΔZ31 =      ΔZj + ΔZk.

Y32 =       Yl.- δ3Yl + Ym.- δ3Ym + Yn.- δ3Yn .

P32 =       Pl + Pm + Pn .

Z32 =       Zl + Zm + Zn.

ΔY32 =      ΔYl.- δ3Yl + ΔYm.- δ3Ym + ΔYn.- δ3Yn .

ΔP32 =      ΔPl + ΔPm + ΔPn.

ΔZ32 =      ΔZl + ΔZm + ΔZn.

1.    If Y32 - α(P32 - ΔP32) => 0, Y31- α(P31 - ΔP31) => 0, and
      γ3(P31 - ΔP31) < (P32 - ΔP32), then
      ΔY32 = Y32 - αγ3(P31 - ΔP31) and
      ΔY31 = Y31 - α(P31 - ΔP31).

2.    If Y32 - α(P32 - ΔP32) => 0, Y31 - α(P31 - ΔP31) => 0, and
      γ3(P31 - ΔP31) => (P32 - ΔP32), then
      ΔY32 = Y32 - α(P32 - ΔP32) and
      ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

3.    If Y32 - α(P32 - ΔP32) < 0, Y31 - α(P31 - ΔP31) => 0, and
      Y31 - α(P31 - ΔP31) => Y31 - (Y32/γ3), then
      ΔY32 = Y32 - αγ3(P31 - ΔP31) and
      ΔY31 = Y31 - α(P31 - ΔP31).

4.    If Y32 - α(P32 - ΔP32) < 0, Y31 - (Y32/γ3) => 0, and
      Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3), then ΔY32 = 0 and
      ΔY31 = Y31 - (Y32/γ3).

5.    If Y31 - α(P31 - ΔP31) < 0, Y31 - (Y32/γ3) < 0, and
      Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31), then
      ΔY32 = Y32 - (γ3Y31) and ΔY31 = 0.

6.    If Y31 - α(P31 - ΔP31) < 0, Y32 - α(P32 - ΔP32) => 0, and
      Y32 - α(P32 - ΔP32) => Y32 - (γ3Y31), then
      ΔY32 = Y32 - α(P32 - ΔP32) and
      ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

                                        15

ΔYj = δ3Yj + [(Yj - δ3Yj )/Y31 ] ΔY31

ΔYk = δ3Yk + [(Yk - δ3Yk )/Y31 ] ΔY31

ΔYl = δ3Yl + [(Yl - δ3Yl )/Y32 ] ΔY32

ΔYm = δ3Ym + [(Ym - δ3Ym )/Y32 ] ΔY32

ΔYn = δ3Yn + [(Yn - δ3Yn )/Y32 ] ΔY32

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Principal Distribution Amounts of the respective Uncertificated Lower-Tier Regular Interests is to accomplish the following goals in the following order of priority:

      1.    Making the ratio of (Y32 - ΔY32 ) to (Y31 - ΔY31 ) equal to
            γ3 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that each of the Uncertificated
            Lower-Tier Regular Interest Y Principal Reduction Amounts and Uncertificated
            Lower-Tier Regular Interest Z Principal Reduction Amounts is greater than or equal to zero for such Distribution Date;

      2.    Making the Uncertificated Principal Balance of Uncertificated Lower-Tier
            Regular Interest Y-AA less than or equal to 0.0005 of the sum of the
            Uncertificated Principal Balances of Uncertificated Lower-Tier Regular
            Interests Y-AA and Uncertificated Lower-Tier Regular Interest Z-AA, the
            Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
            Y-BB less than or equal to 0.0005 of the sum of the Uncertificated Principal
            Balances of Uncertificated Lower-Tier Regular Interest Y-BB and Uncertificated
            Lower-Tier Regular Interest Z-BB, the Uncertificated Principal Balance of
            Uncertificated Lower-Tier Regular Interest Y-CC less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier
            Regular Interest Y-CC and Uncertificated Lower-Tier Regular Interest Z-CC and
            the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
            Interest Y-DD less than or equal to 0.0005 of the sum of the Uncertificated
            Principal Balances of Uncertificated Lower-Tier Regular Interest Y-DD and
            Uncertificated Lower-Tier Regular Interest Z-DD, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

      3.    Making the larger of (a) the fraction whose numerator is (Y32 - ΔY32 )
            and whose denominator is the sum of (Y32 - ΔY32) and (Z32 - ΔZ32)
            and (b) the fraction whose numerator is (Y31 - ΔY31) and whose denominator is the sum of (Y31 - ΔY31) and (Z31 - ΔZ31) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated
Lower-Tier Regular Interest Y Principal Reduction Amounts to accomplish both of goals 1 and
2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Uncertificated Lower-Tier Regular Interest Y Principal Reduction
Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related
Loan Group or after reduction thereof by the distributions to be made on such Distribution
Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of Uncertificated Lower-Tier Regular Interest Y Principal
Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY31 among ΔYj and ΔYk or ΔY32 among
ΔYl, ΔYm and ΔYn cannot be achieved because one or more of ΔYj,
ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of ΔPj, ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall
be made as close as possible to the formula allocation within the requirement that
ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm
and ΔYn < ΔPn.

                                       16

IV.  If R<=K%, make the following additional definitions:

δ4Yk =      0,                                              if R42< r42;

      (R42- r42)( Yk + Yl + Ym + Yn )Yk/
            { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },             if R42=> r42 and
      N%>R42=>M%;

      (R42- r42)( Yk + Yl + Ym + Yn )Yk/
            { (R42 - K%)Yk + (R42 - L%)Yl },                      if R42=> r42 and
      M%>R42=>L%; and

      (R42- r42)( Yk + Yl + Ym + Yn )/(R42 - K%),                       if R42=> r42 and
      L%>R42=>K%.

δ4Yl =      0,                                              if R42< r42 and R42=>L%;

      (R42- r42)( Yk + Yl + Ym + Yn )Yl/
            { (R42 - L%)Yl + (R42 - M%)Ym +
            (R42 - N%)Yn },                                 if R42< r42 and L%>R42=>K%;

      (R42- r42)( Yk + Yl + Ym + Yn )Yl/
            { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },             if R42=> r42 and
      N%>R42=>M%;

                                        17

      (R42- r42)( Yk + Yl + Ym + Yn )Yl/
            { (R42 - K%)Yk + (R42 - L%)Yl },                      if R42=> r42 and
      M%>R42=>L%;

      0,                                              if R42=> r42 and R42<L%.

δ4Ym =      0,                                              if R42< r42 and R42=>M%;

      (R42- r42)( Yk + Yl + Ym + Yn )Ym/
            { (R42 - M%)Ym + (R42 - N%)Yn },                      if R42< r42 and
      L%<=R42<M%;

      (R42- r42)( Yk + Yl + Ym + Yn )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },       if R42< r42 and K<=R42<L%;

      (R42- r42)( Yk + Yl + Ym + Yn )Ym/
            { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },             if R42=> r42 and
      N%>R42=>M%;

      0,                                              if R42=> r42 and R42<M%.

δ4Yn =      0,                                              if R42< r42 and R42=>N%;

      (R42- r42)( Yk + Yl + Ym + Yn )/ (R42 - N%),                      if R42< r42 and
      M%<=R42<N%;

      (R42- r42)( Yk + Yl + Ym + Yn )Yn/
            { (R42 - M%)Ym + (R42 - N%)Yn },                      if R42< r42 and
      L%<=R42<M%;

      (R42- r42)( Yk + Yl + Ym + Yn )Yn/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },       if R42< r42 and
      K%<=R42<L%;

      0,                                              if R42=> r42 and R42<N%.

δ4Yk, δ4Yl, δ4Ym and δ4Yn are numbers respectively between Yk, Yl,
Ym and Yn and 0 such that
            { K%( Yk.- δ4Yk) + L%( Yl.- δ4Yl) + M%( Ym.- δ4Ym) + N%( Yn.-
δ4Yn) }/
                  ( Yk.- δ4Yk + Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn )
            = R42.

Y42 =       Yk.- δ4Yk + Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn .

P42 =       Pk + Pl + Pm + Pn.

Z42 =       Zk + Zl + Zm + Zn.

                                        18

ΔY42 =      ΔYk.- δ4Yk + ΔYl.- δ4Yl + ΔYm.- δ4Ym
+ ΔYn.- δ4Yn .

ΔP42 =      ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ42 =      ΔZk + ΔZl + ΔZm + ΔZn.

1.    If Y42 - α(P42 - ΔP42) => 0, Yj- α(Pj - ΔPj) => 0, and
      γ4(Pj - ΔPj) < (P42 - ΔP42), then
      ΔY42 = Y42 - αγ4(Pj - ΔPj) and
      ΔYj = Yj - α(Pj - ΔPj).

2.    If Y42 - α(P42 - ΔP42) => 0, Yj - α(Pj - ΔPj) => 0, and
      γ4(Pj - ΔPj) => (P42 - ΔP42), then
      ΔY42 = Y42 - α(P42 - ΔP42) and
      ΔYj = Yj - (α/γ4)(P42 - ΔP42).

3.    If Y42 - α(P42 - ΔP42) < 0, Yj - α(Pj - ΔPj) => 0, and
      Yj - α(Pj - ΔPj) => Yj - (Y42/γ4), then
      ΔY42 = Y42 - αγ4(Pj - ΔPj) and
      ΔYj = Yj - α(Pj - ΔPj).

4.    If Y42 - α(P42 - ΔP42) < 0, Yj - (Y42/γ4) => 0, and
      Yj - α(Pj - ΔPj) <= Yj - (Y42/γ4), then ΔY42 = 0 and
      ΔYj = Yj - (Y42/γ4).

5.    If Yj - α(Pj - ΔPj) < 0, Yj - (Y42/γ4) < 0, and
      Y42 - α(P42 - ΔP42) <= Y42 - (γ4Yj), then
      ΔY42 = Y42 - (γ4Yj) and ΔYj = 0.

6.    If Yj - α(Pj - ΔPj) < 0, Y42 - α(P42 - ΔP42) => 0, and
      Y42 - α(P42 - ΔP42) => Y42 - (γ4Yj), then
      ΔY42 = Y42 - α(P42 - ΔP42) and
      ΔYj = Yj - (α/γ4)(P42 - ΔP42).

ΔYk = δ4Yk + [(Yk - δ4Yk )/Y42 ] ΔY42

ΔYl = δ4Yl + [(Yl - δ4Yl )/Y42 ] ΔY42

ΔYm = δ4Ym + [(Ym - δ4Ym )/Y42 ] ΔY42

ΔYn = δ4Yn + [(Yn - δ4Yn )/Y42 ] ΔY42

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Principal Distribution Amounts for the respective Uncertificated Lower-Tier Regular Interests is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y42 - ΔY42 ) to (Yj - ΔYj ) equal to γ4 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that each of the Uncertificated Lower-Tier Regular Interest Y Principal
      Reduction Amounts and Uncertificated Lower-Tier Regular Interest Z Principal
      Reduction Amounts is greater than or equal to zero for such Distribution Date;

2.    Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interest Y-AA less than or equal to 0.0005 of the sum of the Uncertificated Principal
      Balances of Uncertificated Lower-Tier Regular Interests Y-AA and Uncertificated

                                        19

      Lower-Tier Regular Interest Z-AA, the Uncertificated Principal Balance of
      Uncertificated Lower-Tier Regular Interest Y-BB less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular
      Interest Y-BB and Uncertificated Lower-Tier Regular Interest Z-BB, the Uncertificated
      Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated
      Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular Interest Z-CC
      and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
      Interest Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal
      Balances of Uncertificated Lower-Tier Regular Interest Y-DD and Uncertificated
      Lower-Tier Regular Interest Z-DD, in each case after giving effect to allocations of
      Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.    Making the larger of (a) the fraction whose numerator is (Y42 - ΔY42 ) and whose denominator is the sum of (Y42 - ΔY42) and (Z42 - ΔZ42) and (b) the
      fraction whose numerator is (Yj - ΔYj) and whose denominator is the sum of (Yj
      - ΔYj) and (Zj - ΔZj) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated
Lower-Tier Regular Interest Y Principal Reduction Amounts to accomplish both of goals 1 and
2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Uncertificated Lower-Tier Regular Interest Y Principal Reduction
Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related
Loan Group or after reduction thereof by the distributions to be made on such Distribution
Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of Uncertificated Lower-Tier Regular Interest Y Principal
Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY42 among ΔYk, ΔYl, ΔYm and ΔYn
cannot be achieved because one or more of ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of ΔPk, ΔPl, ΔPm and
ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYk < ΔPk, ΔYl < ΔPl, ΔYm <
ΔPm and ΔYn < ΔPn.

NOTES:

1.    Uncertificated Lower-Tier Regular Interests Y-AA and Z-AA are related to Loan Group
AA.  The sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular
Interests Y-AA and Z-AA is equal to the aggregate stated principal balance of the Mortgage
Loans in Loan Group AA.  Uncertificated Lower-Tier Regular Interests Y-BB and Z-BB are
related to Loan Group BB.  The sum of the Uncertificated Principal Balances of
Uncertificated Lower-Tier Regular Interests Y-BB and Z-BB is equal to the aggregate stated
principal balance of the Mortgage Loans in Loan Group BB.  Uncertificated Lower-Tier
Regular Interests Y-CC and Z-CC are related to Loan Group CC.  The sum of the
Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interests Y-CC and
Z-C is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group
CC.  Uncertificated Lower-Tier Regular Interests Y-DD and Z-DD are related to Loan Group
DD.  The sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular
Interests Y-DD and Z-D is equal to the aggregate stated principal balance of the Mortgage
Loans in Loan Group DD.  The Uncertificated Lower-Tier Regular Interests will be principal and interest classes bearing interest at the pass-through rate for the related Loan Group.

                                        20

2.    The Class B pass-through rate is the weighted average of the pass-through rates on the Uncertificated Lower-Tier Y Regular Interests.

                                        21